UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22467

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KAYNE ANDERSON NEXTGEN ENERGY &
INFRASTRUCTURE, INC.

(Exact name of registrant as specified in charter)

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811 Main Street, 14th Floor, Houston, Texas	77002
(Address of principal executive offices)	(Zip code)

Michael J. O’Neil
KA Fund Advisors, LLC, 811 Main Street, 14th Floor, Houston, Texas 77002
(Name and address of agent for service)

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Registrant’s telephone number, including area code: (713) 493-2020

Date of fiscal year end: November 30, 2023

Date of reporting period: May 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.       Reports to Stockholders.

The report of Kayne Anderson NextGen Energy & Infrastructure, Inc. (the “Registrant”) to stockholders for the semi-annual period ended May 31, 2023 is attached below.

Kayne Anderson

NextGen Energy & Infrastructure, Inc.

KMF Semi-Annual Report

May 31, 2023

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson NextGen Energy & Infrastructure, Inc. (the “Fund”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statement. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to publicly update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

All investments in securities involve risks, including the possible loss of principal. The value of an investment in the Fund could be volatile, and you could suffer losses of some or a substantial portion of the amount invested. The Fund’s concentration of investments in energy infrastructure companies subjects it to the risks of the energy sector, including the risks of declines in energy and commodity prices, decreases in energy demand, adverse weather conditions, natural or other disasters, changes in government regulation, and changes in tax laws. Leverage creates risks that may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in distribution rates, which increases a stockholder’s risk of loss.

Performance data quoted in this report represent past performance and are for the stated time period only. Past performance is not a guarantee of future results. Current performance may be lower or higher than that shown based on market fluctuations from the end of the reported period.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
LETTER TO STOCKHOLDERS

June 30, 2023

Dear Fellow Stockholders:

It has been a very eventful start to fiscal 2023 in the financial markets. Much like the first quarter, there was no shortage of market moving events during fiscal Q2. For example — the second quarter began with the collapse of several large regional banks and ended with concerns about the potential for the United States to default on its debt obligations. Notwithstanding these events, the broader equity markets have performed well thus far in fiscal 2023.

The energy sector (including energy infrastructure) has reported strong operating and financial results during the year, but equity performance for these companies has lagged the broader markets. Importantly, nothing has changed in the energy infrastructure sector’s fundamentals to alter our constructive outlook. Further, the parallel trends of energy security and energy transition — both of which are beneficial for energy infrastructure companies — have only grown in importance during the year.

Focusing on where things stand today: inflation, interest rates and the state of the global economy are three topics front and center in investors’ minds. Central banks across the globe (including the Federal Reserve) remain focused on addressing higher-than-desired levels of inflation, and market participants continue to weigh the impact this will have on economic activity. Our outlook for the remainder of fiscal 2023 is cautious, but we do not believe a meaningful (or prolonged) downturn in the economy is likely.

In this quarterly update, we discuss the energy infrastructure markets, KMF’s portfolio positioning, and the Fund’s year-to-date performance. We believe the Fund’s portfolio investments are attractively valued and positioned to generate compelling risk-adjusted returns for investors. Equally important, KMF’s balance sheet is well positioned to deal with higher levels of market volatility. In our opinion, the biggest news during the quarter was our announcement of an agreement to combine KMF and Kayne Anderson Energy Infrastructure Fund, Inc. (NYSE: KYN) (the “Merger”). As discussed later in this letter, we believe the Merger is beneficial for both funds’ stockholders and enhances the combined fund’s ability to capitalize on the long-term tailwinds in the energy infrastructure sector. As it relates to fiscal Q2:

•   KMF’s Net Asset Return for fiscal Q2 was negative 5.6%;(1)

•   KMF’s portfolio investments announced solid Q1 2023 earnings and 2023 outlooks during the quarter; and

•   KMF maintained conservative leverage levels with ample downside cushion(2)

Market Conditions

Fiscal Q2 was a very strong quarter for broad equity indices, with contributions from large cap technology stocks more than offsetting weak performance from other industries (including the energy sector).

	Total Return
	S&P 500	DJIA	NASDAQ	XLE(4)	AMNA(5)	KRII(6)	XLU(7)
Fiscal Q2 2023	5.7%	1.4%	13.2%	-7.5%	-3.2%	-1.1%	0.6%
Fiscal 2023(3)	3.3%	-3.9%	13.3%	-14.2%	-8.2%	-5.0%	-7.7%

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Endnotes can be found on page 5.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
LETTER TO STOCKHOLDERS

The yield curve remains stubbornly inverted, and elevated short-term interest rates have made money market funds a comparably attractive place to invest capital. Notwithstanding the inverted yield curve’s “signal” of a pending recession, domestic economic growth continues to exceed expectations and the job market remains robust. Taking the Fed’s comments at face value — and their stated desire to bring inflation back in line with its stated 2% target — reductions to the Fed Funds rate are unlikely to happen any time soon.

Crude oil prices were rangebound during fiscal Q2, mostly trading between $70 and $80 per barrel and ending the quarter below the bottom of this range ($68 per barrel). Oil prices have declined meaningfully on a year-over-year basis (down 40%) and are approximately $56 per barrel less than peak 2022 levels. Oil markets continue to be driven by three primary factors: (1) Russian supply, (2) Chinese demand, and (3) OPEC+. Russian exports continue to be more resilient than expected, while Chinese demand is rebounding more slowly than expected. With both of these factors weighing on oil prices, OPEC+ has continued to take actions to support prices, including another surprise production cut of 1 MMbbl/d in early June and an extension of voluntary cuts through December 2024. More recently, events in Russia highlight the importance of energy security and the potential for meaningful disruptions in global exports of crude oil. We expect global inventories to draw in the second half of 2023 and our outlook for crude prices over the next few years remains constructive.

Natural gas prices continued to languish on mild weather, as Henry Hub spot gas prices traded down to ~$2.00/MMBtu and stayed at that level for most of the quarter. The forward curve, however, remains much higher at ~$3.50/MMBtu in 2024 and ~$4.00/MMBtu in 2025. European and Asian gas prices fell to 2-year lows during the quarter as mild winter weather and steady supplies of LNG from the U.S. enabled European inventories to remain at comfortable levels. That said, the global gas market remains delicately balanced. LNG continues to flow from domestic export facilities at full rates, and there is little margin for error in the supply/demand balance. Any supply disruption or spike in demand would cause international prices to meaningfully increase.

Portfolio and Performance

Returns across KMF’s three energy infrastructure sectors — midstream, U.S. utilities, and renewable infrastructure — were down or flat during the second quarter of fiscal 2023. U.S. utilities were on track to outperform the S&P 500 as investors sought safety amid regional banking concerns, but a sharp May downturn (-6%) on expectations for more hawkish actions by the Fed erased this outperformance.

Comparison of Returns in Fiscal Q2 2023
KMF Net Asset Return(1)	-5.6%
KMF Benchmark(8)	-1.8%
Midstream(5)(9)	-3.2%
Renewable Infrastructure(6)	-1.1%
U.S. Utilities(7)	0.6%

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Endnotes can be found on page 5.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
LETTER TO STOCKHOLDERS

KMF generated a total Net Asset Return of negative 5.6% in fiscal Q2. KMF’s Market Return, which is based on stock price performance rather than Net Asset Value, was negative 6.4% for fiscal Q2.(10) This trailed our Net Asset Return as our stock price traded at a 17.7% discount to NAV as of May 31st compared to a 16.9% discount at the beginning of the fiscal quarter.

The fundamentals driving our long-term return expectations for KMF’s portfolio investments are not overly influenced by near term economic headwinds or challenging capital markets. Most of the energy infrastructure companies in KMF’s portfolio generate significant free cash flow and, consequently, are able to self-fund capital expenditures and dividends. Further, their cash flows are resilient and predictable. No sector (or company) can be completely insulated from volatility in the financial markets or an economic downturn, but the attributes of our core investment universe — midstream, renewable infrastructure, and U.S. utilities — give us confidence that these businesses are better positioned than other sectors to “weather the storm.” Thus far in fiscal 2023, we have increased KMF’s exposure to the midstream sector (70% of the portfolio) and decreased the Fund’s exposure to renewable infrastructure and utilities. Within the North American energy infrastructure sector, we are most bullish on the outlook for midstream companies.

Distribution & Outlook

KMF recently announced a $0.16 per share distribution payable July 5th. Given our outlook for the next 12 to 18 months at KYN (the surviving fund), in March we announced a 5% increase in KYN’s quarterly distribution (to $0.21 per share). Once the combination with KMF is completed, we intend to recommend an additional one cent per share increase in KYN’s quarterly distribution rate (to $0.22 per share, representing a cumulative 10% increase). KMF stockholders’ distribution is estimated to increase by approximately 20% once the combination is completed (on a pro forma basis).(11)

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Endnotes can be found on page 5.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
LETTER TO STOCKHOLDERS

KYN & KMF Proposed Merger

KMF and KYN announced plans to combine the two funds earlier this year, with KYN as the surviving entity. The Merger is subject to stockholder approval, and KYN and KMF expect to mail a definitive joint proxy statement/prospectus to stockholders that will contain information about the Merger, including the date of the special meeting, following a review period with the SEC.(12) Please refer to kaynefunds.com/insights for information on the Merger.

We continue to work towards the completion of this proposed combination of KYN and KMF and firmly believe this transaction enhances the combined fund’s ability to capitalize on the long-term tailwinds in the energy infrastructure sector. Stockholders in the combined entity will continue to have exposure to the largest macro trends in the energy industry, and the fund will be managed by the same dedicated team of professionals committed to providing attractive risk-adjusted returns and best-in-class financial disclosure.

We encourage investors to visit our website at kaynefunds.com for more information about the Fund, including the commentary posted on the “Insights” page that discuss performance, key industry trends, and the Merger. We appreciate your investment in KMF and look forward to providing future updates.

KA Fund Advisors, LLC

____________

Endnotes can be found on page 5.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
LETTER TO STOCKHOLDERS

(1)          Net Asset Return is defined as the change in net asset value per share plus cash distributions paid during the period (assuming reinvestment through our dividend reinvestment plan).

(2)          Downside cushion reflects the decrease in total asset value that could be sustained while maintaining compliance with 1940 Act leverage levels and KMF’s financial covenants.

(3)          Fiscal year-to-date 2023 (11/30/22 – 5/31/23).

(4)          The benchmark for the broad U.S. energy sector is the Energy Select Sector SPDR Fund (XLE), which is an exchange-traded fund (“ETF”) linked to the Energy Select Sector Index (IXE), a subset of the S&P 500.

(5)          The benchmark for the midstream sector is the Alerian Midstream Energy Index (AMNA).

(6)          The benchmark for the renewable infrastructure sector is the Kayne Anderson Renewable Infrastructure Index (KRII), a market-cap weighted index of 35 domestic and international renewable infrastructure companies with individual constituents capped at a 5% weighting.

(7)          The benchmark for the U.S. utility sector is the Utilities Select Sector SPDR Fund (XLU), which is an exchange-traded fund (“ETF”) linked to the Utilities Select Sector Index (IXU), a subset of the S&P 500.

(8)          KMF’s Benchmark is a composite of energy infrastructure companies. For fiscal 2023, this composite is comprised of a 50% weighting to the midstream sector, a 30% weighting to the renewable infrastructure sector, and a 20% weighting to the U.S. utility sector. The subsector allocations for this composite were established by Kayne Anderson at the beginning of fiscal 2023 based on the estimated target subsector allocations of the Fund’s assets over the intermediate term. KMF’s portfolio holdings and/or subsector allocations may change at any time.

(9)          Whenever we reference “midstream companies”, the “midstream sector” or the “midstream industry” it includes both traditional midstream companies and natural gas & LNG infrastructure companies. Traditional midstream companies are defined as midstream companies that own and/or operate midstream assets related to crude oil, refined products, natural gas liquids or water. Natural gas & LNG infrastructure companies are defined as midstream companies that primarily own and/or operate midstream assets related to natural gas or liquefied natural gas.

(10)        Market Return is defined as the change in share price plus cash distributions paid during the period (assuming reinvestment through our dividend reinvestment program).

(11)        Estimate based on (i) the implied exchange ratio of 0.870 shares of KYN for each share of KMF (based on per share NAVs as of May 31, 2023) and (ii) a 22 cent per share quarterly distribution rate for KYN once the Merger closes. The exchange ratio will be based on the relative per share NAVs of each fund the business day prior to the Merger’s closing date.

(12)        More information on the Merger is available in the preliminary joint proxy statement/prospectus (Form N-14) filed with the Securities and Exchange Commission (SEC). KYN and KMF expect to mail a definitive joint proxy statement/prospectus to stockholders that will contain information about the Merger following a review period with the SEC. The definitive joint proxy statement, along with other relevant documents, will be available at no charge on the SEC website at www.sec.gov. Please refer to kaynefunds.com/insights for additional information on the combination.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
PORTFOLIO SUMMARY
(UNAUDITED)

Portfolio of Long-Term Investments by Category

Top 10 Holdings by Issuer(1)

			Percent of Long-Term Investments as of
	Holding	Category	May 31, 2023	November 30, 2022
1.	Enterprise Products Partners L.P.	Midstream Company	9.9%	7.5%
2.	The Williams Companies, Inc.	Natural Gas & LNG Infrastructure Company	8.4	6.5
3.	Energy Transfer LP	Midstream Company	6.9	5.8
4.	Targa Resources Corp.	Midstream Company	6.5	7.4
5.	Cheniere Energy, Inc.	Natural Gas & LNG Infrastructure Company	6.5	7.0
6.	Plains GP Holdings, L.P.(2)	Midstream Company	6.3	5.3
7.	MPLX LP	Midstream Company	4.5	4.8
8.	NextEra Energy Partners, LP	Renewable Infrastructure Company	4.3	3.8
9.	Brookfield Renewable Partners L.P.(3)	Renewable Infrastructure Company	4.1	3.3
10.	Atlantica Sustainable Infrastructure plc	Renewable Infrastructure Company	4.0	2.5

(1)  Includes ownership of equity (common and preferred shares/units) and debt.

(2)  Includes ownership of Plains All American Pipeline, L.P. (“PAA”), Plains GP Holdings, L.P. (“PAGP”) and Plains AAP, L.P. (“PAGP-AAP”).

(3)  For November 30, 2022, includes ownership of Brookfield Renewable Partners, L.P (“BEP”) and Brookfield Renewable Corporation (“BEPC”).

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
MANAGEMENT DISCUSSION
(UNAUDITED)

Fund Overview

Kayne Anderson NextGen Energy & Infrastructure, Inc. (the “Fund” or “KMF”) is a non-diversified, closed-end fund that commenced operations in November 2010. Our investment objective is to provide a high level of total return with an emphasis on making cash distributions to our stockholders. We seek to achieve that investment objective by investing at least 80% of our total assets in the securities of Energy Companies and Infrastructure Companies. We expect to invest the majority of our assets in securities of “NextGen” companies which we define as Energy Companies and Infrastructure Companies that are meaningfully participating in, or benefitting from, the Energy Transition. Please see the Glossary of Key Terms for a description of these investment categories and for the meaning of capitalized terms not otherwise defined herein.

As of May 31, 2023, we had total assets of $512 million, net assets applicable to our common stockholders of $389 million (net asset value of $8.24 per share), and 47.2 million shares of common stock outstanding.

Results of Operations — For the Three Months Ended May 31, 2023

Investment Income.    Investment income totaled $3.9 million for the quarter. We received $7.8 million of dividends and distributions, of which $3.9 million was treated as return of capital. Interest income was less than $0.1 million.

Operating Expenses.    Operating expenses totaled $3.7 million, including $1.7 million of investment management fees, $1.0 million of interest expense, $0.5 million of preferred stock distributions and $0.5 million of other operating expenses.

Net Investment Income.    Our net investment income totaled $0.2 million.

Net Realized Loss.    We had a net realized loss of $0.3 million.

Net Change in Unrealized Gains.    We had a net decrease in unrealized gains of $23.9 million.

Net Decrease in Net Assets Resulting from Operations.    As a result of the above, we had a net decrease in net assets resulting from operations of $24.0 million.

Distributions to Common Stockholders

On June 14, 2023, KMF declared a quarterly distribution of $0.16 per common share for the second quarter, which was paid on July 5, 2023. Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants on our debt agreements and terms of our preferred stock.

The Board of Directors considers several items in setting our distributions to common stockholders including net distributable income as defined below, realized and unrealized gains and expected returns for portfolio investments.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
MANAGEMENT DISCUSSION
(UNAUDITED)

Net distributable income (“NDI”) is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the Reconciliation of NDI to GAAP section below for a reconciliation of this measure to our results reported under GAAP.

For the purposes of calculating NDI, income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends received (i.e., stock dividends), (c) interest income from debt securities and (d) net premiums received from the sale of covered calls.

For the purposes of calculating NDI, operating expenses include (a) investment management fees paid to our investment adviser, (b) other expenses (mostly comprised of fees paid to other service providers), (c) accrual for estimated excise taxes (if any) and (d) interest expense and preferred stock distributions.

Net Distributable Income (NDI)

(amounts in millions, except for per share amounts)

Three Months Ended May 31, 2023
Distributions and Other Income from Investments
Dividends and Distributions	$7.8
Expenses
Investment Management Fee	(1.7)
Other Expenses	(0.5)
Interest Expense	(1.0)
Preferred Stock Distributions	(0.5)
Net Distributable Income (NDI)	$4.1
Weighted Shares Outstanding	47.2
NDI per Weighted Share Outstanding	$0.087
Adjusted NDI per Weighted Share Outstanding(1)	$0.079

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(1)    Adjusted NDI excludes distributions received from Atlantica Sustainable Infrastructure plc and Aris Water Solutions, Inc. attributable to the first quarter of fiscal 2023 with ex-dividend dates in March 2023 ($0.4 million).

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
MANAGEMENT DISCUSSION
(UNAUDITED)

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•   A significant portion of the cash distributions received from our investments is characterized as return of capital. For GAAP purposes, return of capital distributions are excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•   GAAP recognizes distributions received from our investments that exceed the cost basis of our securities to be realized gains and are therefore excluded from investment income, whereas the NDI calculation includes these distributions.

•   We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the call premium that we received, thereby generating a profit. The premium we receive from selling call options, less (i) the amount that we pay to repurchase such call option contracts and (ii) the amount by which the market price of an underlying security is above the strike price at the time a new call option is written (if any), is included in NDI. For GAAP purposes, premiums received from call option contracts sold are not included in investment income. See Note 2 — Significant Accounting Policies for a full discussion of the GAAP treatment of option contracts.

Liquidity and Capital Resources

At May 31, 2023, we had total leverage outstanding of $122 million, which represented 24% of total assets. On April 4, 2023, our Board of Directors approved a change in our non-fundamental investment policy related to our use of leverage. Our revised policy is, under normal market conditions, to utilize leverage in an amount that represents approximately 20% to 25% of our total assets. We often refer to this as our “target leverage levels”. Under our prior policy, target leverage levels were approximately 25% to 30% of total assets. See Notice of Change to Non-Fundamental Investment Policy — Use of Leverage.

Total leverage was comprised of $80 million of senior unsecured notes (“Notes”), $42 million of mandatory redeemable preferred stock (“MRP Shares”). As of May 31, 2023, we did not have any borrowings outstanding under our unsecured revolving credit facility (the “Credit Facility”) or our unsecured revolving credit facility with Sumitomo Mitsui Banking Corporation (“Bank Facility”) and we had $14 million of cash and cash equivalents. As of July 21, 2023, we did not have any borrowings outstanding under our Credit Facility or Bank Facility and we had $3 million of cash.

Our Credit Facility has a total commitment of $45 million and matures on February 23, 2024. The interest rate on borrowings under the Credit Facility may vary between the secured overnight financing rate (“SOFR”) plus 1.40% and SOFR plus 2.25%, depending on our asset coverage ratios. We pay a fee of 0.20% per annum on any unused amounts of the Credit Facility.

Our Bank Facility has a total commitment of $20 million and a three-year term, maturing August 6, 2024. Borrowings under the Bank Facility will bear interest at a rate of 1-month SOFR plus 1.45%. The Fund will pay a commitment fee of 0.20% per annum on any unused amounts of the Bank Facility.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
MANAGEMENT DISCUSSION
(UNAUDITED)

At May 31, 2023, we had $80 million of Notes outstanding that mature between 2023 and 2033 and we had $42 million of MRP Shares outstanding that are subject to mandatory redemption in 2024 and 2026. We have $22 million of Notes that mature in the second half of fiscal 2023 and we expect to refinance these maturities with borrowings under our Credit Facility and/or Bank Facility, or with cash on hand.

At May 31, 2023, our asset coverage ratios under the Investment Company Act of 1940, as amended (“1940 Act”), were 637% for debt and 420% for total leverage (debt plus preferred stock). We target asset coverage ratios that give us the ability to withstand declines in the market value of the securities we hold before breaching the financial covenants in our leverage (we often refer to this as our “downside cushion”). At this time, we target asset coverage ratios that provide 40% to 50% of downside cushion relative to our financial covenants. Our leverage targets are dependent on market conditions as well as certain other factors and may vary from time to time.

As of May 31, 2023, our total leverage consisted of 84% of fixed rate obligations and 16% of floating rate obligations. At such date, the weighted average interest/dividend rate on our total leverage was 4.72%.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
SCHEDULE OF INVESTMENTS
MAY 31, 2023
(amounts in 000’s)
(UNAUDITED)

Description	No. of Shares/Units	Value
Long-Term Investments — 127.5%
Equity Investments(1) — 127.5%
Midstream Company(2) — 58.8%
Aris Water Solutions, Inc.	140	$1,282
Enbridge Inc.(3)	404	14,204
Energy Transfer LP(4)	2,632	32,633
Energy Transfer LP, — Series A Preferred Units(4)(5)	2,000	1,785
Enterprise Products Partners L.P.(4)	1,227	31,067
Enterprise Products Partners L.P. — Convertible Preferred Units(4)(6)(7)(8)	18	18,127
Hess Midstream LP	188	5,241
Magellan Midstream Partners, L.P.(4)(9)	27	1,596
MPLX LP(4)	673	22,441
ONEOK, Inc.(9)	205	11,591
Pembina Pipeline Corporation(3)	559	16,921
Plains GP Holdings, L.P.(10)	1,591	21,639
Plains GP Holdings, L.P. — Plains AAP, L.P.(6)(10)(11)	690	9,378
Targa Resources Corp.	476	32,367
Western Midstream Partners, LP(4)	329	8,311
		228,583
Natural Gas & LNG Infrastructure Company(2)(12) — 30.7%
Antero Midstream Corporation	442	4,509
Cheniere Energy, Inc.	230	32,175
Cheniere Energy Partners, L.P.(4)	119	5,276
DT Midstream, Inc.	146	6,655
Kinder Morgan, Inc.	583	9,385
Streamline Innovations Holdings, Inc. — Series C Preferred Shares(6)(7)(13)(14)(15)	1,375	6,188
TC Energy Corporation(3)	348	13,558
The Williams Companies, Inc.	1,450	41,563
		119,309
Renewable Infrastructure Company(2)(12) — 21.9%
Atlantica Sustainable Infrastructure plc(3)	811	19,600
Brookfield Renewable Partners L.P.(3)(10)	670	20,321
Clearway Energy, Inc. — Class A	231	6,337
Clearway Energy, Inc. — Class C	258	7,427
Innergex Renewable Energy Inc.(3)	440	4,561
NextEra Energy Partners, LP(10)	357	21,392
Northland Power Inc.(3)	261	5,727
		85,365

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
SCHEDULE OF INVESTMENTS
MAY 31, 2023
(amounts in 000’s)
(UNAUDITED)

Description	No. of Shares/Units	Value
Utility Company(2) — 16.1%
Duke Energy Corporation(12)	143	$12,733
Eversource Energy	22	1,544
NextEra Energy, Inc.(12)	196	14,372
Sempra Energy(12)	131	18,802
TransAlta Corporation(3)(12)	439	4,228
Xcel Energy Inc.(12)	167	10,871
		62,550
Total Long-Term Investments (Cost — $458,562)		495,807

Short-Term Investment — Money Market Fund — 3.3%
JPMorgan 100% U.S. Treasury Securities Money Market
Fund — Capital Shares, 4.93%(16) (Cost — $12,654)	12,654	12,654
Total Investments — 130.8% (Cost — $471,216)		508,461

Debt		(80,091)
Mandatory Redeemable Preferred Stock at Liquidation Value		(41,491)
Other Assets in Excess of Other Liabilities		1,971
Net Assets Applicable to Common Stockholders		$388,850

____________

(1)    Unless otherwise noted, equity investments are common units/common shares.

(2)    Refer to the Glossary of Key Terms for definitions.

(3)    Foreign security.

(4)    Securities are treated as a qualified publicly-traded partnership for regulated investment company (“RIC”) qualification purposes. To qualify as a RIC for tax purposes, the Fund may directly invest up to 25% of its total assets in equity and debt securities of entities treated as qualified publicly-traded partnerships. It is the Fund’s intention to be treated as a RIC for tax purposes. As of May 31, 2023, the Fund had 23.7% of its total assets invested in qualified publicly-traded partnerships.

(5)    Energy Transfer LP (“ET”) Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units (“ET Series A Units”). ET Series A Units have a liquidation preference of $1,000 per unit and pay a quarterly distribution at a rate equal to the three-month LIBOR plus a spread of 4.028%. ET Series A Units are redeemable anytime at a redemption price of $1,000 per ET Series A Unit plus accumulated and unpaid distributions. As of May 31, 2023, the distribution rate was 9.370%.

(6)    The Fund’s ability to sell this security is subject to certain legal or contractual restrictions. As of May 31, 2023, the aggregate value of restricted securities held by the Fund was $33,693 (6.6% of total assets), which included $9,378 of Level 2 securities and $24,315 of Level 3 securities. See Note 7 — Restricted Securities.

(7)    Fair valued on a recurring basis using significant unobservable inputs (Level 3). See Notes 2 and 3 in Notes to Financial Statements.

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
SCHEDULE OF INVESTMENTS
MAY 31, 2023
(amounts in 000’s)
(UNAUDITED)

(8)    Enterprise Products Partners L.P. (“EPD”) Series A Cumulative Convertible Preferred Units (“EPD Convertible Preferred Units”) are senior to the common units in terms of liquidation preference and priority of distributions, and pay a distribution of 7.25% per annum. The EPD Convertible Preferred Units are convertible into EPD common units at any time after September 29, 2025 at the liquidation preference amount divided by 92.5% of the 5-day volume weighted average price of EPD’s common units at such time.

(9)    On May 14, 2023, ONEOK, Inc. (“OKE”) and Magellan Midstream Partners, L.P. (“MMP”) announced a definitive merger agreement under which OKE will acquire all of the outstanding units of MMP in a cash-and-stock transaction. The merger is expected to close in the third quarter of 2023.

(10)  This company is structured like an MLP, but is not treated as a qualified publicly-traded partnership for RIC qualification purposes.

(11)  The Fund’s ownership of Plains AAP, L.P. (“PAGP-AAP”) is exchangeable on a one-for-one basis into either Plains GP Holdings, L.P. (“PAGP”) shares or Plains All American Pipeline, L.P. (“PAA”) units at the Fund’s option. The Fund values its PAGP-AAP investment on an “as exchanged” basis based on the higher public market value of either PAGP or PAA. As of May 31, 2023, the Fund’s PAGP-AAP investment is valued at PAGP’s closing price. See Note 7 — Restricted Securities.

(12)  For purposes of the Fund’s investment policies, it considers NextGen Companies to be Energy Companies and Infrastructure Companies that are meaningfully participating in, or benefitting from, the Energy Transition. For these purposes, the Fund includes Natural Gas & LNG Infrastructure Companies, Renewable Infrastructure Companies and certain Utility Companies as NextGen Companies.

(13)  The Fund believes that it is an affiliate of Streamline Innovations Holdings, Inc. (“Streamline”). See Note 5 — Agreements and Affiliations.

(14)  Streamline is a privately-held company. Streamline Series C Preferred Shares are convertible into common equity at any time at the Fund’s option and are senior to common equity and Series A and Series B preferred shares in terms of liquidation preference and priority of distributions. Streamline Series C Preferred Shares are entitled to receive a quarterly dividend beginning on March 31, 2025, at an annual rate of 12.0%, which rate shall increase 2.0% each year thereafter to a maximum rate of 18.0%. Streamline Series C Preferred Shares are redeemable by Streamline at any time after March 31, 2025, at a price sufficient for the Fund to achieve a 20.0% internal rate of return on its investment.

(15)  Security is non-income producing.

(16)  The rate indicated is the yield as of May 31, 2023.

At May 31, 2023, the Fund’s geographic allocation was as follows:

Geographic Location	% of Long-Term Investments
United States	80.0%
Canada	16.0%
Europe/U.K.	4.0%

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2023
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

ASSETS
Investments, at fair value:
Non-affiliated (Cost — $451,680)	$489,619
Affiliated (Cost — $6,882)	6,188
Short-term investments (Cost — $12,654)	12,654
Cash	1,000
Deposits with brokers	250
Dividends, distributions and interest receivable (Cost — $1,271)	1,269
Deferred credit facility offering costs and other assets	824
Total Assets	511,804

LIABILITIES
Investment management fee payable	555
Accrued directors’ fees	110
Accrued expenses and other liabilities	1,551
Notes	80,091
Unamortized notes issuance costs	(410)
Mandatory redeemable preferred stock, $25.00 liquidation value per share
(1,659,657 shares issued and outstanding)	41,491
Unamortized mandatory redeemable preferred stock issuance costs	(434)
Total Liabilities	122,954
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$388,850

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (47,197,462 shares issued and outstanding,198,340,343 shares authorized)	$47
Paid-in capital	765,845
Total distributable earnings (loss)	(377,042)
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$388,850
NET ASSET VALUE PER COMMON SHARE	$8.24

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
STATEMENT OF OPERATIONS
(amounts in 000’s)
(UNAUDITED)

	For the Three Months Ended May 31, 2023	For the Six Months Ended May 31, 2023
INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$7,725	$14,374
Money market mutual funds	41	51
Total dividends and distributions (after foreign taxes withheld of $179 and $327, respectively)	7,766	14,425
Return of capital	(3,888)	(7,313)
Distributions in excess of cost basis	—	(78)
Net dividends and distributions	3,878	7,034
Interest income	31	142
Total Investment Income	3,909	7,176
Expenses
Investment management fees	1,692	3,478
Professional fees	163	274
Directors’ fees	163	245
Administration fees	52	101
Insurance	37	73
Reports to stockholders	25	53
Custodian fees	14	29
Other expenses	30	101
Total Expenses — before interest expense and preferred distributions	2,176	4,354
Interest expense including amortization of offering costs	961	1,902
Distributions on mandatory redeemable preferred stock including amortization of offering costs	545	1,079
Total Expenses	3,682	7,335
Net Investment Income (Loss)	227	(159)
REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains (Losses)
Investments — non-affiliated	(322)	7,831
Foreign currency transactions	18	(8)
Securities sold short	—	135
Options	15	58
Net Realized Gains (Losses)	(289)	8,016
Net Change in Unrealized Gains (Losses)
Investments — non-affiliated	(23,417)	(67,182)
Investments — affiliated	(482)	(344)
Foreign currency translations	4	2
Options	(6)	—
Net Change in Unrealized Gains (Losses)	(23,901)	(67,524)
Net Realized and Unrealized Gains (Losses)	(24,190)	(59,508)
NET DECREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$(23,963)	$(59,667)

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
(amounts in 000’s)

	For the Six Months Ended May 31, 2023 (Unaudited)		For the Fiscal Year Ended November 30, 2022
OPERATIONS
Net investment loss(1)	$(159)		$(589)
Net realized gains	8,016		17,517
Net change in unrealized gains (losses)	(67,524)		61,110
Net Increase (Decrease) in Net Assets Resulting from Operations	(59,667)		78,038

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS(1)
Dividends	(15,103	)(2)	(4,476)
Distributions — return of capital	—	(2)	(24,786)
Dividends and Distributions to Common Stockholders	(15,103)		(29,262)
Total Increase (Decrease) in Net Assets Applicable to Common Stockholders	(74,770)		48,776
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
Beginning of period	463,620		414,844
End of period	$388,850		$463,620

____________

(1)    Distributions on the Fund’s mandatory redeemable preferred stock (“MRP Shares”) are treated as an operating expense under GAAP and are included in the calculation of net investment loss. See Note 2 — Significant Accounting Policies.

(2)    Distributions paid to common stockholders for the six months ended May 31, 2023 are characterized as dividend income (a portion of which may be eligible to be treated as qualified dividend income) until after the end of the fiscal year when the Fund can determine its earnings and profits for the full fiscal year, which would include gains and losses on the sale of securities for the remainder of the fiscal year. The final tax character may differ substantially from this preliminary information.

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED MAY 31, 2023
(amounts in 000’s)
(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(59,667)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Return of capital distributions	7,313
Distributions in excess of cost basis	78
Net realized gains (excluding securities sold short and foreign currency transactions)	(7,889)
Net realized gains on securities sold short	(135)
Net change in unrealized losses (excluding foreign currency translations)	67,526
Accretion of bond discounts, net	(1)
Purchase of long-term investments	(81,558)
Proceeds from sale of long-term investments	94,981
Purchases of securities to cover securities sold short	(26,231)
Proceeds from securities sold short	26,366
Purchase of short-term investments, net	(6,814)
Amortization of deferred debt offering costs	211
Amortization of mandatory redeemable preferred stock offering costs	78
Increase in deposits with brokers	(25)
Decrease in receivable for securities sold	2,383
Decrease in dividends, distributions and interest receivable	48
Increase in other assets	(358)
Decrease in investment management fee payable	(38)
Decrease in premiums received on call option contracts written	(15)
Increase in accrued directors’ fees	29
Decrease in accrued expenses and other liabilities	(37)
Net Cash Provided by Operating Activities	16,245
CASH FLOWS FROM FINANCING ACTIVITIES
Costs associated with notes issuance	(365)
Costs associated with renewal of credit facility	(280)
Cash distributions paid to common stockholders	(15,103)
Net Cash Used in Financing Activities	(15,748)
NET CHANGE IN CASH	497
CASH — BEGINNING OF PERIOD	503
CASH — END OF PERIOD	$1,000

____________

Supplemental disclosure of cash flow information:

During the six months ended May 31, 2023, interest paid related to debt obligations was $1,790.

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

	For the Six Months Ended May 31, 2023 (Unaudited)		For the Fiscal Year Ended November 30,
			2022	2021	2020
Per Share of Common Stock(1)
Net asset value, beginning of period	$9.82		$8.79	$7.02	$11.31
Net investment income (loss)(2)	—		(0.01)	(0.01)	(0.15)
Net realized and unrealized gains (losses)	(1.26)		1.66	2.24	(3.66)
Total income (loss) from operations	(1.26)		1.65	2.23	(3.81)
Common dividends — dividend income(3)	(0.32)		(0.09)	—	(0.47)
Common distributions — long-term capital gains(3)	—		—	—	—
Common distributions — return of capital(3)	—		(0.53)	(0.46)	(0.01)
Total dividends and distributions — common	(0.32)		(0.62)	(0.46)	(0.48)
Offering expenses associated with the issuance of common stock	—		—	—	—
Effect of shares issued in reinvestment of distributions	—		—	—	—
Effect of issuance of common stock	—		—	—	—
Effect of common stock repurchased	—		—	—	—
Net asset value, end of period	$8.24		$9.82	$8.79	$7.02
Market value per share of common stock, end of period	$6.78		$8.03	$7.13	$5.25
Total investment return based on common stock market value(4)	(12.0	)%(5)	21.8%	45.1%	(41.0)%
Total investment return based on net asset value(6)	(12.6	)%(5)	20.9%	33.7%	(32.7)%
Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$388,850		$463,620	$414,844	$331,227
Ratio of expenses to average net assets
Management fees(8)	1.6%		1.7%	1.7%	1.9%
Other expenses	0.4		0.3	0.4	0.4
Subtotal	2.0		2.0	2.1	2.3
Interest expense and distributions on mandatory redeemable preferred stock(2)	1.4		1.3	1.3	3.2
Management fee waiver	—		—	—	—
Excise taxes	—		—	—	—
Total expenses	3.4%		3.3%	3.4%	5.5%
Ratio of net investment income (loss) to average net assets(2)	(0.1)%		(0.1)%	(0.2)%	(2.0)%
Net increase (decrease) in net assets applicable to common stockholders resulting from operations to average net assets	(14.0	)%(5)	17.2%	26.8%	(50.7)%
Portfolio turnover rate	15.0	%(5)	16.0%	29.7%	51.8%
Average net assets	$426,126		$454,311	$392,637	$354,957
Notes outstanding, end of period(9)	$80,091		$80,091	$84,515	$84,515
Credit facility outstanding, end of period(9)	$—		$—	$33,000	$4,000
Term loan outstanding, end of period(9)	$—		$—	$—	$—
Mandatory redeemable preferred stock, end of period(9)	$41,491		$41,491	$41,491	$27,542
Average shares of common stock outstanding	47,197,462		47,197,462	47,197,462	47,197,462
Asset coverage of total debt(10)	637.3%		730.7%	488.3%	505.3%
Asset coverage of total leverage (debt and preferred stock)(11)	419.8%		481.3%	360.9%	385.4%
Average amount of borrowings per share of common stock during the period(1)	$1.78		$2.53	$2.40	$2.67

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2019	2018		2017	2016
Per Share of Common Stock(1)
Net asset value, beginning of period	$12.57	$14.15		$17.41	$17.56
Net investment income (loss)(2)	(0.10)	(0.18)		0.14	(0.07)
Net realized and unrealized gains (losses)	(0.29)	(0.19)		(2.10)	1.43
Total income (loss) from operations	(0.39)	(0.37)		(1.96)	1.36
Common dividends — dividend income(3)	—	(0.10)		(0.03)	(1.50)
Common distributions — long-term capital gains(3)	—	—		—	—
Common distributions — return of capital(3)	(0.93)	(1.10)		(1.27)	—
Total dividends and distributions — common	(0.93)	(1.20)		(1.30)	(1.50)
Offering expenses associated with the issuance of common stock	—	(0.01	)(12)	—	—
Effect of shares issued in reinvestment of distributions	—	—		—	(0.01)
Effect of issuance of common stock	—	—		—	—
Effect of common stock repurchased	0.06	—		—	—
Net asset value, end of period	$11.31	$12.57		$14.15	$17.41
Market value per share of common stock, end of period	$9.65	$10.96		$12.88	$15.33
Total investment return based on common stock market value(4)	(4.2)%	(6.7)%		(8.7)%	12.7%
Total investment return based on net asset value(6)	(2.1)%	(2.6)%		(11.7)%	12.7%
Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$533,957	$614,603		$311,843	$383,557
Ratio of expenses to average net assets
Management fees(8)	1.8%	1.8%		1.7%	1.8%
Other expenses	0.3	0.4		0.4	0.5
Subtotal	2.1	2.2		2.1	2.3
Interest expense and distributions on mandatory redeemable preferred stock(2)	1.9	1.8		1.7	3.8
Management fee waiver	—	—		—	—
Excise taxes	—	—		—	—
Total expenses	4.0%	4.0%		3.8%	6.1%
Ratio of net investment income (loss) to average net assets(2)	(0.8)%	(1.1)%		0.9%	(0.5)%
Net increase (decrease) in net assets applicable to common stockholders resulting from operations to average net assets	(2.7)%	(16.1)%		(11.9)%	10.3%
Portfolio turnover rate	30.0%	21.9%		25.5%	48.2%
Average net assets	$604,030	$420,605		$360,869	$314,015
Notes outstanding, end of period(9)	$200,923	$200,923		$91,000	$91,000
Credit facility outstanding, end of period(9)	$—	$24,000		$—	$—
Term loan outstanding, end of period(9)	$—	$—		$—	$27,000
Mandatory redeemable preferred stock, end of period(9)	$75,000	$75,000		$35,000	$35,000
Average shares of common stock outstanding	47,903,748	30,639,065		22,034,170	21,975,582
Asset coverage of total debt(10)	403.1%	406.6%		481.1%	454.7%
Asset coverage of total leverage (debt and preferred stock)(11)	293.5%	304.9%		347.5%	350.7%
Average amount of borrowings per share of common stock during the period(1)	$4.25	$4.39		$5.16	$4.86

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2015		2014	2013
Per Share of Common Stock(1)
Net asset value, beginning of period	$39.51		$35.75	$29.01
Net investment income (loss)(2)	0.30		(0.01)	(0.06)
Net realized and unrealized gains (losses)	(18.42)		5.61	8.61
Total income (loss) from operations	(18.12)		5.60	8.55
Common dividends — dividend income(3)	(1.68)		(1.57)	(1.15)
Common distributions — long-term capital gains(3)	(2.14)		(0.34)	(0.66)
Common distributions — return of capital(3)	—		—	—
Total dividends and distributions — common	(3.82	)(13)	(1.91)	(1.81)
Offering expenses associated with the issuance of common stock	—		—	—
Effect of shares issued in reinvestment of distributions	(0.01)		(0.02)	—
Effect of issuance of common stock	—		—	—
Effect of common stock repurchased	—		0.09	—
Net asset value, end of period	$17.56		$39.51	$35.75
Market value per share of common stock, end of period	$15.46		$35.82	$32.71
Total investment return based on common stock market value(4)	(50.2)%		15.3%	23.5%
Total investment return based on net asset value(6)	(48.7)%		16.4%	30.5%
Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$380,478		$854,257	$788,057
Ratio of expenses to average net assets
Management fees(8)	1.9%		1.7%	1.8%
Other expenses	0.2		0.2	0.2
Subtotal	2.1		1.9	2.0
Interest expense and distributions on mandatory redeemable preferred stock(2)	2.5		1.7	1.8
Management fee waiver	—		—	—
Excise taxes	0.4		—	0.1
Total expenses	5.0%		3.6%	3.9%
Ratio of net investment income (loss) to average net assets(2)	1.0%		(0.0)%	(0.2)%
Net increase (decrease) in net assets applicable to common stockholders resulting from operations to average net assets	(58.3)%		14.0%	25.9%
Portfolio turnover rate	45.3%		45.3%	49.1%
Average net assets	$672,534		$887,585	$726,248
Notes outstanding, end of period(9)	$185,000		$235,000	$205,000
Credit facility outstanding, end of period(9)	$—		$—	$50,000
Term loan outstanding, end of period(9)	$—		$46,000	$—
Mandatory redeemable preferred stock, end of period(9)	$70,000		$105,000	$65,000
Average shares of common stock outstanding	21,657,943		21,897,671	21,969,288
Asset coverage of total debt(10)	343.5%		441.4%	434.5%
Asset coverage of total leverage (debt and preferred stock)(11)	249.2%		321.3%	346.3%
Average amount of borrowings per share of common stock during the period(1)	$11.16		$12.84	$10.51

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

____________

(1)    Based on average shares of common stock outstanding.

(2)    Distributions on the Fund’s MRP Shares are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies.

(3)    The actual characterization of the distributions made during the six months ended May 31, 2023, will not be determinable until after the end of the fiscal year when the Fund can determine its actual earnings and profits for the full fiscal year (which would include gains and losses on the sale of securities during the remainder of the fiscal year) and may differ substantially from this preliminary information. The information presented for each of the other periods is a characterization of the total distributions paid to the common stockholders as either dividend income (a portion of which was eligible to be treated as qualified dividend income) or distributions (long-term capital gains or return of capital) and is based on the Fund’s earnings and profits.

(4)    Total investment return based on market value is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.

(5)    Not annualized.

(6)    Total investment return based on net asset value is calculated assuming a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.

(7)    Unless otherwise noted, ratios are annualized.

(8)    Ratio reflects total management fee before waiver, if any.

(9)    Principal/liquidation value.

(10)  Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes (principal value) or any other senior securities representing indebtedness and MRP Shares (liquidation value) divided by the aggregate amount of Notes and any other senior securities representing indebtedness. Under the 1940 Act, the Fund may not declare or make any distribution on its common stock nor can it incur additional indebtedness if at the time of such declaration or incurrence its asset coverage with respect to senior securities representing indebtedness would be less than 300%.

(11)  Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes (principal value), any other senior securities representing indebtedness and MRP Shares divided by the aggregate amount of Notes, any other senior securities representing indebtedness and MRP Shares (liquidation value). Under the 1940 Act, the Fund may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Fund, under the terms of its MRP Shares, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%.

(12)  Represents offering costs incurred in connection with the merger of Kayne Anderson Energy Total Return Fund, Inc. (“KYE”).

(13)  Includes special distribution of $1.80 per share paid in July 2015.

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

1.     Organization

Kayne Anderson NextGen Energy & Infrastructure, Inc. (the “Fund” or “KMF”) is a Maryland corporation and commenced operations on November 24, 2010. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end investment management company. The Fund’s investment objective is to provide a high level of return with an emphasis on making cash distributions to its stockholders. The Fund seeks to achieve that investment objective by investing at least 80% of its total assets in the securities of Energy Companies and Infrastructure Companies. The Fund expects to invest the majority of its assets in NextGen Companies. The Fund’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KMF.” For more information about the Fund’s investment objective, policies and principal risks, see Investment Objective, Policies and Risks in the Fund’s most recently filed annual report.

Kayne Anderson Energy Infrastructure Fund, Inc. (“KYN”) and KMF have entered into a definitive agreement to combine the two funds (the “Merger”). The Merger and related transactions are subject to KYN and KMF stockholder approval. Additional information on the Merger is available in a preliminary joint proxy statement/prospectus (Form N-14) filed with the Securities and Exchange Commission (the “SEC”). KYN and KMF expect to mail a definitively joint proxy statement/prospectus to stockholders that will contain information about the Merger following a review period with the SEC.

2.     Significant Accounting Policies

The following is a summary of the significant accounting policies that the Fund uses to prepare its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 — “Financial Services — Investment Companies.”

A. Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

C. Calculation of Net Asset Value — The Fund determines its net asset value on a daily basis and reports its net asset value on its website. Net asset value is computed by dividing the value of the Fund’s assets (including accrued interest and distributions), less all of its liabilities (including accrued expenses, distributions payable and any indebtedness) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.

D. Investment Valuation — Pursuant to Rule 2a-5, the Board of Directors has designated KA Fund Advisors, LLC (“KAFA”), the Fund’s investment adviser, as the “Valuation Designee” to perform fair value determinations of the Fund’s portfolio holdings, subject to oversight by and periodic reporting to the Board. The Valuation Designee determines the fair value of the Fund’s portfolio holdings in accordance with the Fund’s valuation program, as adopted by the Board.

Readily marketable portfolio securities listed on any exchange (including a foreign exchange) other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. The value of foreign securities traded outside of the Americas may be adjusted to reflect events occurring after a foreign exchange closes that may affect the value of the foreign security. In such cases, these foreign securities are valued by an independent pricing service and are categorized as Level 2 securities for purposes of the fair value hierarchy. See Note 3 — Fair Value.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the bid price provided by an independent pricing service or, if such prices are not available or in the judgment of KAFA such prices are stale or do not represent fair value, by an independent broker. For debt securities that are considered bank loans, the fair market value is determined by using the bid price provided by the agent or syndicate bank or principal market maker. When price quotes for securities are not available, or such prices are stale or do not represent fair value in the judgment of KAFA, fair market value will be determined using the Fund’s valuation process for securities that are privately issued or otherwise restricted as to resale.

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

Forward currency contracts maturing in two or fewer days are valued at the spot rate. Forward currency contracts maturing in three days or more are valued at the midpoint price using an “interpolation” methodology that incorporates foreign-exchange prices obtained from an approved pricing service for standard forward-settlement periods, such as one month, three months, six months and one year. These securities are categorized as a Level 2 security for purposes of the fair value hierarchy. See Note 3 — Fair Value.

The Fund may hold securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any security for which (a) reliable market quotations are not available in the judgment of KAFA, or (b) the independent pricing service or independent broker does not provide prices or provides a price that in the judgment of KAFA is stale or does not represent fair value, each shall be valued in a manner that most fairly reflects fair value of the security on the valuation date.

For the six months ended May 31, 2023, unless otherwise determined by the Valuation Designee, the following valuation process was used for such securities:

•   Valuation Designee.    The applicable investments are valued monthly by KAFA, as the Valuation Designee, with new investments valued at the time such investment was made. The applicable investments are valued by senior professionals of KAFA who comprise KAFA’s Valuation Committee. KAFA will specify the titles of the persons responsible for determining the fair value of the Fund’s investments, including by specifying the particular functions for which they are responsible, and will reasonably segregate fair value determinations from the portfolio management of the Fund such that the portfolio manager(s) may not determine, or effectively determine by exerting substantial influence on, the fair values ascribed to portfolio investments.

•   Valuation Firm.    Quarterly, a third-party valuation firm engaged by KAFA reviews the valuation methodologies and calculations employed for these securities, unless the aggregate fair value of such security is less than 0.1% of the Fund’s total assets.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

As of May 31, 2023, the Fund held 6.3% of its net assets applicable to common stockholders (4.8% of total assets) in securities that were fair valued pursuant to these procedures (Level 3 securities). The aggregate fair value of these securities at May 31, 2023, was $24,315. See Note 3 — Fair Value and Note 7 — Restricted Securities.

E. Derivative Financial Instruments — The Fund may utilize derivative financial instruments in its operations and will do so in conformity with Rule 18f-4 under the 1940 Act.

Interest rate swap contracts.    The Fund may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Fund’s leverage. Such interest rate swaps would principally be used to protect the Fund against higher costs on its leverage resulting from increases in interest rates. The Fund does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Fund may use for hedging purposes may expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Fund. In addition, if the counterparty to an interest rate swap defaults, the Fund would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements or termination payments are recorded as realized gains or losses in the Statement of Operations. The Fund generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. See Note 8 — Derivative Financial Instruments.

Option contracts.    The Fund is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Fund may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Fund would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchased call option. The Fund may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Fund.

The Fund may also write (sell) call options with the purpose of generating realized gains or reducing its ownership of certain securities. If the Fund writes a call option on a security, the Fund has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Fund will only write call options on securities that the Fund holds in its portfolio (i.e., covered calls).

When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. If the Fund repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

Forward currency contracts.    The Fund is subject to foreign currency rate risk in the normal course of pursuing its investment objectives. The Fund may utilize forward contracts for foreign currency hedging purposes or volatility management purposes.

When entering into a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed upon price on an agreed future date. These contracts are valued at each portfolio valuation date, and unrealized appreciation or depreciation is recorded as the difference between the contractual exchange rates and the forward exchange rates as of each valuation date applied to the notional amount of each contract. A realized gain or loss is recorded at the time the forward contract expires. The value of the forward currency contracts is included in the Statements of Assets and Liabilities. Realized gains and losses and change in unrealized appreciation and depreciation are included in the Statements of Operations. For details on valuation, see Note 2 — Significant Accounting Policies — Investment Valuation.

The Fund expects to hedge a significant portion of its foreign currency rate risk but may have forward currency contracts that exceed or are less than the amount of foreign currency risk on any given date. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities. The use of forward currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it would also limit any potential gain that might result should the value of the currency increase instead of decrease. Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. These contracts may involve market risk in excess of the net receivable or payable reflected on the Statement of Assets and Liabilities. See Note 8 — Derivative Financial Instruments.

F. Security Transactions — Security transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains and losses are calculated using the specific identification cost basis method for GAAP purposes. For tax purposes, the Fund utilizes the average cost method to compute the adjusted tax cost basis of its PTP securities.

G. Return of Capital Estimates — Dividends and distributions received from the Fund’s investments generally are comprised of income and return of capital. At the time such dividends and distributions are received, the Fund estimates the amount of such payments that is considered investment income and the amount that is considered a return of capital. The Fund estimates the return of capital portion of dividends and distributions received from its investments based on historical information available and on other information provided by certain investments. Return of capital estimates are adjusted to actual in the subsequent fiscal year when final tax reporting information related to the Fund’s investments is received.

The return of capital portion of the distributions is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and net change in unrealized gains (losses). If the distributions received by the Fund exceed its cost basis (i.e., its cost basis has been reduced to zero), the distributions are treated as realized gains.

The Fund includes all distributions received on its Statement of Operations and reduces its investment income by (i) the estimated return of capital and (ii) the distributions in excess of cost basis, if any. Distributions received that were in excess of cost basis were treated as realized gains.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

In accordance with GAAP, the return of capital cost basis reductions for the Fund’s investments are limited to the total amount of the cash distributions received from such investments.

The following table sets forth the Fund’s estimated return of capital portion of the dividends and distributions received from its investments.

	For the Three Months Ended May 31, 2023	For the Six Months Ended May 31, 2023
Dividends and distributions (before foreign taxes withheld of $179 and $327, respectively, and excluding distributions in excess of cost basis)	$7,945	$14,674
Dividends and distributions — % return of capital	49%	50%
Return of capital — attributable to net realized gains (losses)	$336	$412
Return of capital — attributable to net change in unrealized gains (losses)	3,552	6,901
Total return of capital	$3,888	$7,313

H. Investment Income — The Fund records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with paid-in-kind interest, the Fund will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established.

Debt securities that the Fund holds may have been purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of a premium are based on the effective interest method. The amount of these non-cash adjustments can be found in the Fund’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security, which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Fund discontinues accruing the non-cash accretion of the discount to par value of the debt security.

The Fund may receive paid-in-kind and non-cash dividends and distributions in the form of additional units or shares from its investments. For paid-in-kind dividends, the additional units are not reflected in investment income during the period received, but are recorded as unrealized gains upon receipt. Non-cash distributions are reflected in investment income because the Fund has the option to receive its distribution in cash or in additional shares or units of the security. During the six months ended May 31, 2023, the Fund did not receive any paid-in-kind dividends or non-cash distributions.

I. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to holders of MRP Shares are accrued on a daily basis. As required by the Distinguishing Liabilities from Equity topic of the FASB Accounting Standards Codification (ASC 480), the Fund includes the accrued distributions on its MRP Shares as an operating expense due to the fixed term of this obligation. For tax purposes the payments made to the holders of the Fund’s MRP Shares are treated as dividends or distributions.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

The characterization of the distributions paid to holders of MRP Shares and common stock as either dividend income (eligible to be treated as qualified dividend income) or distributions (long-term capital gains or return of capital) is determined after the end of the fiscal year based on the Fund’s actual earnings and profits and may differ from preliminary estimates.

J. Partnership Accounting Policy — The Fund records its pro-rata share of the income (loss) to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

K. Taxes — It is the Fund’s intention to continue to be treated as and to qualify each year for special tax treatment afforded a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As long as the Fund meets certain requirements that govern its sources of income, diversification of assets and timely distribution of earnings to stockholders, the Fund will not be subject to U.S. federal income tax.

The Fund must pay distributions equal to 90% of its investment company taxable income (ordinary income and short-term capital gains) to qualify as a RIC and it must distribute all of its taxable income (ordinary income, short-term capital gains and long-term capital gains) to avoid federal income taxes. The Fund will be subject to federal income tax on any undistributed portion of income. For purposes of the distribution test, the Fund may elect to treat as paid on the last day of its taxable year all or part of any distributions that are declared after the end of its taxable year if such distributions are declared on or before the due date of its tax return, including any extensions (September 15th). See Note 6 — Taxes.

All RICs are subject to a non-deductible 4% excise tax on income that is not distributed on a timely basis in accordance with the calendar year distribution requirements. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year, (ii) 98.2% of its net capital gains for the one-year period ending on November 30, the last day of our taxable year, and (iii) undistributed amounts from previous years on which the Fund paid no U.S. federal income tax. A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or December, payable to stockholders of record on a date during such months and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received by stockholders on December 31 of the year the distributions are declared, rather than when the distributions are actually received.

The Fund will be liable for the excise tax on the amount by which it does not meet the distribution requirement and will accrue an excise tax liability at the time that the liability is estimable and probable.

The Fund may be subject to withholding taxes on foreign-sourced income and accrues such taxes when the related income is earned.

The Accounting for Uncertainty in Income Taxes Topic of the FASB Accounting Standards Codification (ASC 740) defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50% likely to be realized.

The Fund utilizes the average cost method to compute the adjusted tax cost basis of its PTP securities.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. Tax years subsequent to fiscal year 2018 remain open and subject to examination by federal and state tax authorities.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

L. Short Sales — A short sale is a transaction in which the Fund sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be. The Fund is liable for any interest, dividends or distributions paid on securities sold short.

The Fund may also sell short “against the box” (i.e., the Fund enters into a short sale as described above while holding an offsetting long position in the security which it sold short).

M. Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity and debt securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity and debt securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. dollar equivalent of such amounts on the payment date.

Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Fund’s books from the value of the assets and liabilities (other than investments) on the valuation date.

N. Indemnifications — Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

O. Offering and Debt Issuance Costs — Offering costs incurred by the Fund related to the issuance of its common stock reduce additional paid-in-capital when the stock is issued. Costs incurred by the Fund related to the issuance of its debt (revolving credit facility, bank facility or notes) or its preferred stock are capitalized and amortized over the period the debt or preferred stock is outstanding.

The Fund has classified the costs incurred to issue its notes and preferred stock as a deduction from the carrying value on the Statement of Assets and Liabilities. For the purpose of calculating the Fund’s asset coverage ratios pursuant to the 1940 Act, deferred issuance costs are not deducted from the carrying value of debt or preferred stock.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

3.     Fair Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (ASC 820) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants under current market conditions at the measurement date. As required by ASC 820, the Fund has performed an analysis of all assets and liabilities measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Fund obtains from independent, third-party sources. Unobservable inputs are developed by the Fund based on its own assumptions of how market participants would value an asset or a liability.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•   Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Fund has access at the date of measurement.

•   Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•   Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the Fund’s assets measured at fair value on a recurring basis at May 31, 2023, and the Fund presents these assets by security type and description on its Schedule of Investments. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)		Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$495,807	$462,114	$9,378	(1)	$24,315
Short-term investments	12,654	12,654	—		—
Total assets at fair value	$508,461	$474,768	$9,378		$24,315

____________

(1)    As of May 31, 2023, this amount represents the value of the Fund’s investment in Plains AAP, L.P. (“PAGP-AAP”).

The Fund did not have any liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at May 31, 2023.

As of May 31, 2023, the Fund had Notes outstanding with an aggregate principal amount of $80,091 and 1,659,657 of MRP Shares outstanding with a total liquidation value of $41,491. The Notes and MRP Shares were issued in private placements to institutional investors and are not listed on any exchange

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

or automated quotation system. See Note 11 — Notes and Note 12 — Preferred Stock. As a result, the Fund categorizes the Notes and MRP Shares as Level 3 securities and determines the fair value of these instruments based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure.

The Fund records the Notes and MRP Shares on its Statement of Assets and Liabilities at principal amount or liquidation value. As of May 31, 2023, the estimated fair values of these leverage instruments are as follows.

Instrument	Principal Amount/ Liquidation Value	Fair Value
Notes	$80,091	$78,900
MRP Shares	$41,491	$39,700

The following tables present the Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three and six months ended May 31, 2023.

Three Months Ended May 31, 2023	Equity
Balance — February 28, 2023	$23,846
Purchases	—
Sales	—
Transfers out to Level 1 and 2	—
Realized gains (losses)	—
Change in unrealized gains (losses), net	469
Balance — May 31, 2023	$24,315
Net change in unrealized gain (loss) of investments still held at May 31, 2023	$469
Six Months Ended May 31, 2023	Equity Investments
Balance — November 30, 2022	$23,867
Purchases	—
Sales	—
Transfers out to Level 1 and 2	—
Realized gains (losses)	—
Change in unrealized gains (losses), net	448
Balance — May 31, 2023	$24,315
Net change in unrealized gain (loss) of investments still held at May 31, 2023	$448

The $469 and $448 of net unrealized gains for the three and six months ended May 31, 2023, respectively, relates to investments that were held during the period. The Fund includes these unrealized gains and losses on the Statement of Operations — Net Change in Unrealized Gains (Losses).

Valuation Techniques and Unobservable Inputs

The Fund owns cumulative convertible preferred units of Enterprise Products Partners L.P. (“EPD”). The convertible preferred units will be convertible by the holders into common units at any time after September 29, 2025 at a conversion rate calculated as the Liquidation Preference divided by 92.5% of the 5-day volume weighted average price of EPD’s common units at the time of conversion. The convertible preferred units are redeemable at any time by EPD, at Redemption Prices ranging from 100% to 110% of Liquidation Preference based on the date of redemption. The convertible preferred units are senior to the underlying common units in terms of liquidation preference and priority of distributions. KAFA, as the Fund’s Valuation Designee, has determined that it is appropriate to value these convertible preferred units

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

using a discounted cash flow analysis under two different scenarios and calculate a probability weighted valuation based on these scenarios. Under the first scenario, the valuation assumes that the Fund holds the security until the fifth anniversary of the original issuance date (September 30, 2025) and assigns a 95% probability to this outcome. Under the second scenario, the valuation assumes the security is redeemed by EPD upon the next step-down in Redemption Price (September 30, 2024) and assigns a 5% probability to this outcome. To determine the appropriate discount rate for this analysis, KAFA estimates the credit spread for the convertible preferred units, which is based on (a) the credit spread of EPD’s unsecured notes with a focus on its notes maturing February 2026 and (b) the credit spread of publicly traded fixed-rate preferred securities of similar investment grade issuers in the energy industry over their publicly traded notes. The Fund’s ability to sell the preferred units prior to redemption is subject to certain restrictions. As such, KAFA applies a 5% illiquidity discount to be amortized over an assumed five-year holding period to September 30, 2025. If the resulting valuation implies a price higher than the current redemption price, the valuation is limited to the current redemption price plus unpaid distributions.

The Fund’s Streamline Series C Preferred Shares are convertible into common equity at any time at the Fund’s option and are senior to common equity and Series A and Series B preferred shares in terms of liquidation preference and priority of distributions. Streamline Series C Preferred Shares are entitled to receive a quarterly dividend beginning in March 31, 2025, at an annual rate of 12.0%, which rate shall increase 2.0% each year thereafter to a maximum rate of 18.0%. Streamline Series C Preferred Shares are redeemable by Streamline at any time after March 31, 2025, at a price sufficient for the Fund to achieve a 20.0% internal rate of return on its investment.

As part of the process to determine this investment’s fair value, KAFA utilizes two valuation methodologies to determine the estimated value of the Series C Preferred Shares assuming such shares have been converted into common equity. One of the methodologies is based on publicly traded enterprise value to earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples for comparable companies and the second is based on a discounted cash flow model. A range of per share values is derived from these three methodologies after incorporating an illiquidity discount. A per share value within the resulting range is then selected as the fair value.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of the Fund’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Fund may ultimately realize.

The following table summarizes the significant unobservable inputs that the Fund used to value its portfolio investments categorized as Level 3 as of May 31, 2023:

Quantitative Table for Valuation Techniques

	Fair Value	Valuation Technique	Unobservable Inputs	Range
Assets Fair Value				Low	High	Average
EPD Convertible	$18,127	- Discounted cash flow analysis	- Discount rate	5.8%	6.4%	6.1%
Preferred Units			- Illiquidity discount	2.3%	2.3%	2.3%
Streamline Series C Preferred Shares	6,188	- EV/EBITDA multiples	- 2023 EV/EBITDA multiples	6.8x	7.8x	7.3x
			- 2024 EV/EBITDA multiples	6.3x	7.3x	6.8x
			- Illiquidity discount	15%	15%	15%
	$24,315	- Discounted cash flow analysis	- Discount rate	22%	22%	22%

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

4.     Risk Considerations

The Fund’s investments are concentrated in the energy sector. A downturn in one or more industries within the energy sector, material declines in energy-related commodity prices, adverse political, legislative or regulatory developments or environmental, catastrophic or other events could have a larger impact on the Fund than on an investment company that does not concentrate in the energy sector. The performance of companies in the energy sector may lag the performance of other sectors or the broader market as a whole. The Fund also invests in securities of foreign issuers, predominantly those located in Canada and Europe. The value of those investments will fluctuate with market conditions, currency exchange rates and the economic and political climates of the foreign countries in which the issuers operate or are domiciled. Additionally, to the extent that the Fund invests a relatively high percentage of its assets in the securities of a limited number of issuers, the Fund may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

The Fund may hedge against currency risk resulting from investing in securities valued in non-U.S. currencies. Currency hedging transactions in which the Fund may engage include buying or selling options or futures or entering into other foreign currency transactions including forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivatives transactions. The use of hedging transactions may result in losses greater than if they had not been used, may require selling or purchasing portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold on to a security that it might otherwise sell.

At May 31, 2023, the Fund had the following investment concentrations:
Category	Percent of Long-Term Investments
Energy Companies(1)	100.0%
Equity securities	100.0%
NextGen Companies(1)	53.6%
Securities of PTPs	24.5%
Largest single issuer	9.9%
Restricted securities	6.8%

____________

(1)    Refer to the Glossary of Key Terms for the definition of Energy Companies and NextGen Companies.

For more information about the principal risks of investing in the Fund see Investment Objective, Policies and Risks in the Fund’s most recently filed annual report.

5.     Agreements and Affiliations

A. Administration Agreement — On February 1, 2022, the Fund entered into an amended administration and accounting agreement with Ultimus Fund Solutions, LLC (“Ultimus”). Pursuant to the agreement, Ultimus will continue to provide certain administrative and accounting services for the Fund. The agreement has an initial term of three years and automatic one-year renewals unless earlier terminated by either party as provided under the terms of the agreement.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

B. Investment Management Agreement — The Fund has entered into an investment management agreement with KA Fund Advisors, LLC (“KAFA”) under which KAFA, subject to the overall supervision of the Fund’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Fund. For providing these services, KAFA receives an investment management fee from the Fund.

The investment management agreement has a current term through April 30, 2024 and may be renewed annually thereafter upon approval of the Fund’s Board of Directors (including a majority of the Fund’s directors who are not “interested persons” of the Fund, as such term is defined in the 1940 Act). For the six months ended May 31, 2023, the Fund paid management fees at an annual rate of 1.25% of the average monthly total assets of the Fund.

For purposes of calculating the management fee, the “average total assets” for each monthly period are determined by averaging the total assets at the last business day of that month with the total assets at the last business day of the prior month. The total assets of the Fund shall be equal to its average monthly gross asset value (which includes assets attributable to the Fund’s use of debt and preferred stock), minus the sum of the Fund’s accrued and unpaid dividends and distributions on any outstanding common stock and accrued and unpaid dividends and distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Fund). Liabilities associated with borrowing or leverage include the principal amount of any debt issued by the Fund, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Fund.

C. Portfolio Companies — From time to time, the Fund may “control” or may be an “affiliate” of one or more of its portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if the Fund and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Fund and its affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Fund’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Fund believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Fund invests. The Fund also notes that the Securities and Exchange Commission (the “SEC”) staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, the Fund believes that many of the limited partnership interests in which it invests should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Fund holds in certain limited partnerships to be voting securities. If such a determination were made, the Fund may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests the Fund holds as a voting security, the Fund considers, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the Fund generally has not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Fund has treated those securities as voting securities. If

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

the Fund does not consider the security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Fund and its affiliates own more than 25% of the outstanding securities of such partnership. Additionally, certain partnership agreements give common unitholders the right to elect the partnership’s board of directors, but limit the amount of voting securities any limited partner can hold to no more than 4.9% of the partnership’s outstanding voting securities (i.e., any amounts held in excess of such limit by a limited partner do not have voting rights). In such instances, the Fund does not consider itself to be an affiliate if it owns more than 5% of such partnership’s common units.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Fund owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Fund will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Fund or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Fund cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Fund were allowed to engage in such a transaction, that the terms would be more or as favorable to the Fund or any company that it controls as those that could be obtained in an arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Fund or on the type of investments that it could make.

Streamline Innovations Holdings, Inc. — Pursuant to the terms of the Streamline Series C Preferred Shares, Kayne Anderson has the right to designate one director of Streamline for so long as Kayne Anderson and its affiliates continue to beneficially own at least 50% of the Streamline Series C Preferred Shares. Ron M. Logan is a Senior Managing Director of Kayne Anderson and serves as the Kayne Anderson appointed director of Streamline. The Fund believes that it is an affiliate of Streamline under the 1940 Act by virtue of the Fund’s and other affiliated Kayne Anderson funds’ ownership interest in Streamline and Kayne Anderson’s director designation right.

The following table summarizes the Fund’s investments in affiliates as of and for the three and six months ended May 31, 2023:

			Dividends/Distributions Received		Net Realized Gains (Losses)		Net Change in Unrealized Gains (Losses)
Investment(1)	No. of Shares/Units(2) (in 000’s)	Value	Three Months Ended	Six Months Ended	Three Months Ended	Six Months Ended	Three Months Ended	Six Months Ended
Streamline Innovations Holdings, Inc.	1,375	$6,188	$—	$—	$—	$—	$(482)	$(344)

____________

(1)    See Schedule of Investments for investment classifications.

(2)    During the three and six months ended May 31, 2023, there were no purchases or sales of any affiliates.

6.     Taxes

It is the Fund’s intention to continue to be treated as and to qualify as a RIC under Subchapter M of the Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements. See Note 2 — Significant Accounting Policies.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

Income and capital gain distributions made by RICs often differ from GAAP basis net investment income (loss) and net realized gains (losses). For the Fund, the principal reason for these differences is the return of capital treatment of dividends and distributions from PTPs and certain other of its investments. Net investment income and net realized gains for GAAP purposes may differ from taxable income for federal income tax purposes.

As of May 31, 2023, the principal temporary differences between income for GAAP purposes and taxable income were (a) realized losses that were recognized for GAAP purposes, but disallowed for tax purposes due to wash sale rules; (b) disallowed partnership losses related to the Fund’s PTP investments; and (c) other basis adjustments in the Fund’s PTPs and other investments.

Under the Regulated Investment Company Modernization Act of 2010, any net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses.

On August 6, 2018, KMF completed its merger with KYE. The merger qualified as a tax-free reorganization under Section 368(a) of the Internal Revenue Code. At the time of the merger, $130,791 of capital loss carryforwards were subject to limitations under Section 382 of the Internal Revenue Code (“Section 382”). Regulations under Section 382 limit the amount of capital gains that can be offset by the Fund’s capital loss carryforward to $8,533, annually, until all of the Fund’s loss carryforwards are fully utilized. As of November 30, 2022, the Fund had approximately $55,500 of capital loss carryforwards subject to limitations under Section 382.

For the fiscal year ended November 30, 2022, the tax character of the total $29,262 distributions paid to common stockholders was $4,476 of dividend income and $24,786 of return of capital. The tax character of the total $1,298 distributions paid to holders of MRP Shares was dividend income.

For purposes of determining the tax character of the dividends/distributions paid to investors, the amounts in excess of the Fund’s earnings and profits for federal income tax purposes are treated as a return of capital. Earnings and profits differ from taxable income due principally to adjustments related to the Fund’s investments in PTPs.

As of May 31, 2023, the cost basis of investments for federal income tax purposes was $471,618. At May 31, 2023, gross unrealized appreciation and depreciation of investments and options, if any, for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options, if any)	$84,500
Gross unrealized depreciation of investments (including options, if any)	(47,657)
Net unrealized appreciation of investments before foreign currency related translations	36,843
Unrealized depreciation on foreign currency related translations	(3)
Net unrealized appreciation of investments	$36,840

7.     Restricted Securities

From time to time, the Fund’s ability to sell certain of its investments is subject to certain legal or contractual restrictions. For instance, private investments that are not registered under the Securities Act of 1933, as amended (the “Securities Act”), cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Fund’s investments have restrictions such as lock-up agreements that preclude the Fund from offering these securities for public sale.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

At May 31, 2023, the Fund held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units, Principal ($) (in 000s)	Cost Basis (GAAP)	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 2 Investments
Plains GP Holdings, L.P. — Plains AAP, L.P.(1)	(2)	(3)	690	$368	$9,378	$13.60	2.4%	1.8%
Level 3 Investments(4)
Enterprise Products Partners L.P.
Convertible Preferred Units	(2)	(5)	18	$16,339	$18,127	$1,027.81	4.7%	3.6%
Streamline Innovations Holdings, Inc.
Series C Preferred Units	(2)	(6)	1,375	6,882	6,188	4.50	1.6	1.2
Total				$23,221	$24,315		6.3%	4.8%
Total of all restricted investments				$23,589	$33,693		8.7%	6.6%

____________

(1)    The Fund values its investment in Plains AAP, L.P. (“PAGP-AAP”) on an “as exchanged” basis based on the higher public market value of either Plains GP Holdings, L.P. (“PAGP”) or Plains All American Pipeline, L.P. (“PAA”). As of May 31, 2023, the Fund’s PAGP-AAP investment is valued at PAGP’s closing price. See Note 3 — Fair Value.

(2)    Security was acquired at various dates in current and/or prior fiscal years.

(3)    The Fund’s investment in PAGP-AAP is exchangeable on a one-for-one basis into either PAGP shares or PAA units at the Fund’s option. Upon exchange, the PAGP shares or PAA units will be freely tradable.

(4)    Securities are valued using inputs reflecting the Fund’s own assumptions as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

(5)    Unregistered or restricted security of a publicly-traded company.

(6)    Unregistered or restricted security of a private company.

8.     Derivative Financial Instruments

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (ASC 815), the following are the derivative instruments and hedging activities of the Fund. See Note 2 — Significant Accounting Policies.

Option Contracts — Based on the notional amount, the Fund has written a monthly average of $866 of call options during the six months ended May 31, 2023.

Interest Rate Swap Contracts — As of May 31, 2023, the Fund did not have any interest rate swap contracts outstanding.

As of May 31, 2023, the Fund held no derivative instruments.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

The following tables set forth the effect of the Fund’s derivative instruments on the Statement of Operations:

		For the Three Months Ended May 31, 2023
Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	Net Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options written	Options	$15	$(6)
		For the Six Months Ended May 31, 2023
Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	Net Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options written	Options	$58	$—
Securities Sold Short	Securities Sold Short	135	—
		$193	$—

9.     Investment Transactions

For the six months ended May 31, 2023, the Fund purchased and sold securities in the amounts of $81,558 and $94,981 (excluding short-term investments and securities sold short, if any).

10.   Credit Facilities

As of May 31, 2023, the Fund had a $45,000 unsecured revolving credit facility (the “Credit Facility”) that matures on February 23, 2024. The interest rate on outstanding borrowings under the Credit Facility may vary between the secured overnight financing rate (“SOFR”) plus 1.40% and SOFR plus 2.25%, depending on the Fund’s asset coverage ratios. The Fund pays a fee of 0.20% per annum on any unused amounts of the Credit Facility.

For the six months ended May 31, 2023, the average amount outstanding under the Credit Facility was $3,489 with a weighted average rate of 6.04%. As of May 31, 2023, the Fund did not have any borrowings under the Credit Facility.

As of May 31, 2023, the Fund had a $20,000 unsecured revolving credit facility (“Bank Facility”) that matures on August 6, 2024. Borrowings under the Bank Facility will bear interest at a rate of 1-month SOFR plus 1.45%. The Fund pays a commitment fee of 0.20% per annum on any unused amounts of the Bank Facility. As of May 31, 2023, the Fund did not have any borrowings under the Bank Facility.

As of May 31, 2023, the Fund was in compliance with all financial and operational covenants required by the Credit Facility and Bank Facility. See Financial Highlights for the Fund’s asset coverage ratios under the 1940 Act.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

11.   Notes

At May 31, 2023, the Fund had $80,091 aggregate principal amount of Notes outstanding. During the six months ended May 31, 2023, the Fund both issued and redeemed $40,000 of Notes.

The table below sets forth a summary of the issuance, redemption and key terms of each series of Notes outstanding at May 31, 2023.
Series	Principal Outstanding, November 30, 2022	Principal Redeemed	Principal Issued	Principal Outstanding, May 31, 2023	Unamortized Issuance Costs	Estimated Fair Value May 31, 2023	Fixed Interest Rate	Maturity
D	$40,000	$(40,000)	$—	$—	$—	$—	3.34%	5/1/23
F	—	—	40,000	40,000	362	39,100	5.18%	3/29/33
H	21,856	—	—	21,856	6	22,000	3.72%	8/8/23
I	18,235	—	—	18,235	42	17,800	3.82%	8/8/25
	$80,091	$40,000	$40,000	$80,091	$410	$78,900

Holders of the Notes are entitled to receive cash interest payments semi-annually (on February 13 and August 13) at the fixed rate. As of May 31, 2023, the weighted average interest rate on the outstanding Notes was 4.47%.

As of May 31, 2023, each series of Notes was rated “AAA” by Kroll Bond Rating Agency (“KBRA”). In the event the credit rating on any series of Notes falls below “A-”, the interest rate on such series will increase by 1% during the period of time such series is rated below “A-”. The Fund is required to maintain a current rating from one rating agency with respect to each series of Notes and is prohibited from having any rating of less than investment grade (“BBB-”) with respect to each series of Notes.

The Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The Notes contain various covenants related to other indebtedness, liens and limits on the Fund’s overall leverage. Under the 1940 Act and the terms of the Notes, the Fund may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to senior securities representing indebtedness (including the Notes) would be less than 300%.

The Notes are redeemable in certain circumstances at the option of the Fund. The Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Fund fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline.

The Notes are unsecured obligations of the Fund and, upon liquidation, dissolution or winding up of the Fund, will rank: (1) senior to all of the Fund’s outstanding preferred shares; (2) senior to all of the Fund’s outstanding common shares; (3) on a parity with any unsecured creditors of the Fund and any unsecured senior securities representing indebtedness of the Fund; and (4) junior to any secured creditors of the Fund.

At May 31, 2023, the Fund was in compliance with all covenants under the Notes agreements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

12.   Preferred Stock

At May 31, 2023, the Fund had 1,659,657 shares of MRP Shares outstanding, with a total liquidation value of $41,491 ($25.00 per share). The table below sets forth the key terms of each series of MRP Shares outstanding at May 31, 2023.
Series	Liquidation Value May 31, 2023	Unamortized Issuance Costs	Estimated Fair Value May 31, 2023	Rate		Mandatory Redemption Date
H	$9,491	$55	$9,100	4.07%		12/1/24
I	20,000	221	19,900	3-month LIBOR + 175 bps	(1)	6/1/26
J	12,000	158	10,700	2.44%		9/1/26
	$41,491	$434	$39,700

____________

(1)    Converts to 3-month SOFR plus 2.01% for dividend rates set after June 30, 2023.

Holders of the MRP Shares are entitled to receive cumulative cash dividend payments on the first business day following each quarterly period (February 28, May 31, August 31 and November 30).

As of May 31, 2023, each series of MRP Shares was rated “A+” by KBRA.

The dividend rate on the Fund’s MRP Shares can increase further if the credit rating is downgraded below “A” (as determined by the lowest credit rating assigned). Further, the annual dividend rate for all series of MRP Shares will increase by 4.0% if no ratings are maintained, and the annual dividend rate will increase by 5.0% if the Fund fails to make a dividend or certain other payments.

The MRP Shares rank senior to all of the Fund’s outstanding common shares and on parity with any other preferred stock. The MRP Shares are redeemable in certain circumstances at the option of the Fund and are also subject to a mandatory redemption if the Fund fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225%.

Under the terms of the MRP Shares, the Fund may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225%.

The holders of the MRP Shares have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of MRP Shares or the holders of common stock. The holders of the MRP Shares, voting separately as a single class, have the right to elect at least two directors of the Fund.

At May 31, 2023, the Fund was in compliance with the asset coverage requirements of its MRP Shares.

13.   Common Stock

At May 31, 2023, the Fund had 198,340,343 shares of common stock authorized and 47,197,462 shares outstanding. As of May 31, 2023, KAFA owned 4,000 shares of the Fund. During the six months ended May 31, 2023 and the fiscal year ended November 30, 2022, there were no common stock transactions.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

14.   Subsequent Events

On June 14, 2023, the Fund declared a quarterly distribution of $0.16 per common share for the second quarter. The total distribution of $7,552 was paid July 5, 2023. Of this total, pursuant to the Fund’s dividend reinvestment plan, $275 was reinvested into the Fund through open market purchases of common stock.

The Fund has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
GLOSSARY OF KEY TERMS
(UNAUDITED)

This glossary contains definitions of certain key terms, as they are used in our investment policies and as described in this report. These definitions may not correspond to standard sector definitions.

“Energy Assets” means Energy Infrastructure Assets and other assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, fractionating, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal, electricity or water.

“Energy Companies” means companies that own and/or operate Energy Assets or provide energy-related services. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Energy Assets or providing services for the operation of such assets or (ii) have Energy Assets that represent the majority of their assets.

“Energy Infrastructure Assets” means (a) Midstream Assets, (b) Renewable Infrastructure Assets and (c) Utility Assets.

“Energy Infrastructure Companies” consists of (a) Midstream Companies, (b) Renewable Infrastructure Companies and (c) Utility Companies.

“Energy Transition” is used to describe the energy sector’s transition to a more sustainable mix of lower carbon and renewable energy sources that results in reduced emissions of carbon dioxide and other greenhouse gases over the next 20 to 30 years.

“Infrastructure Assets” consists of (i) Energy Infrastructure Assets, (ii) assets used to provide communications services, including cable television, satellite, microwave, radio, telephone and other communications media or (iii) assets used to provide transportation services, including toll roads, airports, railroads or marine ports or (iv) assets used to provide water services, including water treatment, storage and transportation.

“Infrastructure Companies” consists of (a) Energy Infrastructure Companies and (b) other companies that own and operate Infrastructure Assets. For the purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Infrastructure Assets or providing services for the operation of such assets or (ii) have Infrastructure Assets that represent the majority of their assets.

“Midstream Assets” means assets used in energy logistics, including, but not limited to, assets used in (a) transporting, storing, gathering, processing, fractionating, distributing, or marketing of natural gas, natural gas liquids, crude oil, refined products or water produced in conjunction with such activities or (b) the capture, transportation or sequestration of carbon dioxide.

“Midstream Companies” means companies that own and operate Midstream Assets. Such companies may be structured as PTPs or taxed as corporations. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenue or operating income from operating Midstream Assets or providing services for the operation of such assets or (ii) have Midstream Assets that represent the majority of their assets.

“Natural Gas & LNG Infrastructure Companies” means Midstream Companies that primarily own and/or operate Midstream Assets related to natural gas or liquefied natural gas.

“NextGen Companies” are Energy Companies and Infrastructure Companies that are meaningfully participating in, or benefitting from, the Energy Transition based on our Advisor’s assessment of each company’s business.

“Other Energy Companies” means Energy Companies, excluding Energy Infrastructure Companies.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
GLOSSARY OF KEY TERMS
(UNAUDITED)

“Qualified Publicly Traded Partnerships” or “PTPs” means limited partnerships and limited liability companies that are publicly traded and are treated as partnerships for federal income tax purposes.

“Renewable Infrastructure Assets” means assets used in the generation, production, distribution, transportation, transmission, storage and marketing of energy including, but not limited to, electricity, steam, natural gas or transportation fuels, from renewable sources such as solar, wind, flowing water (hydroelectric power), geothermal, biomass and organic waste.

“Renewable Infrastructure Companies” means companies that own and/or operate Renewable Infrastructure Assets. Such companies may be structured as PTPs or taxed as corporations. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Renewable Infrastructure Assets or providing services for the operation of such assets or (ii) have Renewable Infrastructure Assets that represent the majority of their assets.

“Utility Assets” means assets, other than Renewable Infrastructure Assets, that are used in the generation, production, distribution, transportation, transmission, storage and marketing of energy, including, but not limited to, electricity, natural gas and steam.

“Utility Companies” means companies that own and/or operate Utility Assets. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Utility Assets or providing services for the operation of such assets or (ii) have Utility Assets that represent the majority of their assets.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTICE OF CHANGE TO NON-FUNDAMENTAL INVESTMENT POLICY — USE OF LEVERAGE
(UNAUDITED)

On April 4, 2023, KMF’s Board of Directors approved a change in KMF’s non-fundamental investment policy related to its use of leverage. This change will be effective on or about a date that is 60 days after the date this report is transmitted to stockholders. After this change becomes effective, the following will be KMF’s non-fundamental policy with respect to leverage:

Under normal market conditions, our policy is to utilize our debt securities, revolving credit facility and other borrowings, and our preferred stock (collectively, “Leverage Instruments”) in an amount that represents approximately 20% to 25% of our total assets (our “target leverage levels”), including proceeds from such Leverage Instruments. However, we reserve the right at any time, based on market conditions, (i) to reduce our target leverage levels or (ii) to use Leverage Instruments to the extent permitted by the 1940 Act.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
DIVIDEND REINVESTMENT PLAN
(UNAUDITED)

The Fund has adopted a Dividend Reinvestment Plan (the “Plan”), as further described below. A stockholder is automatically enrolled in the Plan unless that stockholder specifically elects to receive cash distributions, as further described below. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants. There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions.

An investor that holds common stock of the Fund with a brokerage firm that does not participate in the Plan will not be able to participate in the Plan. In addition, an investor that participates in the Plan through a brokerage account may not be able to transfer common stock of the Fund to another brokerage firm and continue to participate in the Plan.

The following are the terms of the Fund’s Dividend Reinvestment Plan:

Kayne Anderson NextGen Energy & Infrastructure, Inc., a Maryland corporation (the “Fund”), has adopted the following plan (the “Plan”) with respect to distributions declared by its Board of Directors (the “Board”) on shares of its Common Stock:

1. Unless a stockholder specifically elects to receive cash as set forth below, all distributions hereafter declared by the Board shall be payable in shares of the Common Stock of the Fund, and no action shall be required on such stockholder’s part to receive a distribution in stock.

2. Such distributions shall be payable on such date or dates as may be fixed from time to time by the Board to stockholders of record at the close of business on the record date(s) established by the Board for the distribution involved.

3. The Fund may use newly-issued shares of its Common Stock or purchase shares in the open market in connection with the implementation of the plan. The number of shares to be issued to a stockholder shall be based on share price equal to 95% of the closing price of the Fund’s Common Stock one day prior to the dividend payment date.

4. The Board may, in its sole discretion, instruct the Fund to purchase shares of its Common Stock in the open market in connection with the implementation of the Plan as follows: If the Fund’s Common Stock is trading below net asset value at the time of valuation, upon notice from the Fund, the Plan Administrator (as defined below) will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the Participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause the Fund to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. These remaining shares will be issued by the Fund at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then current market price.

5. In a case where the Plan Administrator has terminated open market purchases and caused the issuance of remaining shares by the Fund, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market, including brokerage commissions, and the price at which the Fund issues remaining shares. To the extent that the Plan Administrator is unable to

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
DIVIDEND REINVESTMENT PLAN
(UNAUDITED)

terminate purchases in the open market before the Plan Administrator has completed its purchases, or remaining shares cannot be issued by the Fund because the Fund declared a dividend or distribution payable only in cash, and the market price exceeds the net asset value of the shares, the average share purchase price paid by the Plan Administrator may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

6. A stockholder may, however, elect to receive his or its distributions in cash. To exercise this option, such stockholder shall notify American Stock Transfer & Trust Company, the plan administrator and the Fund’s transfer agent and registrar (collectively the “Plan Administrator”), in writing so that such notice is received by the Plan Administrator no later than the record date fixed by the Board for the distribution involved.

7. The Plan Administrator will set up an account for shares acquired pursuant to the Plan for each stockholder who has not so elected to receive dividends and distributions in cash (each, a “Participant”). The Plan Administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the Plan Administrator’s name or that of its nominee. Upon request by a Participant, received no later than three (3) days prior to the payable date, the Plan Administrator will, instead of crediting shares to and/or carrying shares in a Participant’s account, issue, without charge to the Participant, a certificate registered in the Participant’s name for the number of whole shares payable to the Participant and a check for any fractional share less a broker commission on the sale of such fractional shares. If a request to terminate a Participant’s participation in the Plan is received less than three (3) days before the payable date, dividends and distributions for that payable date will be reinvested. However, subsequent dividends and distributions will be paid to the Participant in cash.

8. The Plan Administrator will confirm to each Participant each acquisition made pursuant to the Plan as soon as practicable but not later than ten (10) business days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of Common Stock of the Fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Administrator will adjust for any such undivided fractional interest in cash at the market value of the Fund’s shares at the time of termination.

9. The Plan Administrator will forward to each Participant any Fund related proxy solicitation materials and each Fund report or other communication to stockholders, and will vote any shares held by it under the Plan in accordance with the instructions set forth on proxies returned by Participants to the Fund.

10. In the event that the Fund makes available to its stockholders rights to purchase additional shares or other securities, the shares held by the Plan Administrator for each Participant under the Plan will be added to any other shares held by the Participant in certificated form in calculating the number of rights to be issued to the Participant.

11. The Plan Administrator’s service fee, if any, and expenses for administering the Plan will be paid for by the Fund.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
DIVIDEND REINVESTMENT PLAN
(UNAUDITED)

12. Each Participant may terminate his or its account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.amstock.com, by filling out the transaction request form located at the bottom of the Participant’s Statement and sending it to American Stock Transfer and Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Administrator at (888) 888-0317. Such termination will be effective immediately.

The Plan may be terminated by the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Upon any termination, the Plan Administrator will cause a certificate or certificates to be issued for the full shares held for the Participant under the Plan and a cash adjustment for any fractional share to be delivered to the Participant without charge to the Participant. If a Participant elects by his or its written notice to the Plan Administrator in advance of termination to have the Plan Administrator sell part or all of his or its shares and remit the proceeds to the Participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

13. These terms and conditions may be amended or supplemented by the Fund at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Administrator receives written notice of the termination of his or its account under the Plan. Any such amendment may include an appointment by the Plan Administrator in its place and stead of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Administrator under these terms and conditions. Upon any such appointment of any agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor agent, for each Participant’s account, all dividends and distributions payable on shares of the Fund held in the Participant’s name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.

14. The Plan Administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.

15. These terms and conditions shall be governed by the laws of the State of Maryland.

Adopted: November 18, 2010

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE
(UNAUDITED)

At a meeting held on April 4, 2023, the Fund’s Board of Directors (the “Board”) approved the continuation of the Fund’s Investment Management Agreement (the “Agreement”) with KA Fund Advisors, LLC (the “Adviser”) for an additional one-year period from May 1, 2023 through April 30, 2024.

During the course of each year and in connection with their consideration of the continuation of the Agreement, the Board received various materials from the Adviser, including (i) information on the advisory personnel of the Adviser; (ii) information on the internal compliance procedures of the Adviser; (iii) comparative information showing how the Fund’s fees and expenses compare to other registered investment companies that follow investment strategies similar to those of the Fund; (iv) information regarding brokerage and portfolio transactions; (vi) comparative information showing how the Fund’s performance compares to other registered investment companies that follow investment strategies similar to those of the Fund; and (vii) information on any material legal proceedings or regulatory audits or investigations affecting the Fund or the Adviser.

After receiving and reviewing these materials, the Board, at an in-person meeting called for such purpose (the “Meeting”), discussed the terms of the Agreement. Representatives from the Adviser attended the Meeting and presented additional oral and written information to the Board to assist in its considerations. The Directors who are not parties to the Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any such party (the “Independent Directors”) also met in executive session to further discuss the terms of the Agreement and the information provided by the Adviser.

Discussed below are certain of the factors considered by the Board in continuing the Agreement. This discussion is not intended to be all-inclusive. The Board, including the Independent Directors, reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings and in various discussions with senior management of the Adviser relating specifically to the Adviser and the Agreement. The approval determination was made on the basis of each Director’s business judgment after consideration of all the information taken as a whole. Individual Directors may have given different weight to certain factors and assigned various degrees of materiality to information received in connection with the contract review process.

Taking all of the information and deliberations into account, the Independent Directors reviewed various factors presented to them, the detailed information provided by the Adviser at the Meeting and at other times throughout the year, and other relevant information and the following factors, none of which was dispositive in their decision whether to approve the Agreement:

The nature, extent, and quality of the services to be provided by the Adviser

The Board, including the Independent Directors, considered the scope and quality of services that have been provided by the Adviser under the Agreement. The Board, including the Independent Directors, considered the quality of the investment research capabilities of the Adviser and the other resources the Adviser has dedicated to performing services for the Fund, including the high caliber of portfolio managers and research analysts involved, the large and experienced team of investment, accounting, legal, and compliance professionals at the Adviser dedicated to the Fund, and the continued maintenance and growth of such team despite declines in the energy sector and an associated reduction in management fees received by the Adviser. The Board, including the Independent Directors, also considered the quality of other services, including the Adviser’s assistance in the coordination of the activities of some of the Fund’s other service providers, the provision of certain administrative, compliance, reporting and financial services by the Adviser, the prudent use of call options, the responsible handling of the Fund’s leverage ratios and distribution determinations through declining

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE
(UNAUDITED)

and volatile energy markets, and the continued efforts to maximize returns and to position the Fund’s portfolio to grow as those markets recover. The Board, including the Independent Directors, took note of the Adviser’s excellent track records in identifying and executing on key investment themes as well as the Fund’s access to investments and capital markets due in part to the Adviser’s credibility with institutional investors. The Board, including the Independent Directors, took further note of the Adviser’s prudent and conscientious handling of the reorganization of Kayne Anderson Energy Total Return Fund, Inc. with and into the Fund (the “Reorganization”) and the Adviser’s diligent approach in structuring the Reorganization to best serve the interests of the Fund’s stockholders, as well as the Adviser’s prudent expansion of the Fund’s investment mandate in 2020 in order to provide greater potential for future growth, and the Adviser’s diligence with respect to the proposed merger of the Fund into Kayne Anderson Energy Infrastructure Fund, Inc. (the “Merger”) and prudence in structuring the Merger to be in the best interests of stockholders. The Board, including the Independent Directors, also considered the nature and quality of the services provided by the Adviser to the Fund in light of their experience as Directors of the Fund, their confidence in the Adviser’s integrity and competence gained from that experience and the Adviser’s responsiveness to questions, concerns or requests for information raised or made by them in the past. The Board, including the Independent Directors, noted the high quality of services provided by the Adviser during periods when the market faces significant turmoil, as well as the Adviser’s efforts to maximize returns and its leadership position in the markets in which it invests. The Board, including the Independent Directors, discussed the scope of responsibilities of, and resources expected to be available to, the key investment management and other personnel of the Adviser. Based on information provided by the Adviser, the Independent Directors concluded that the Adviser has the quality and depth of personnel and investment methods essential to performing its duties under the Agreement, and should be able to sustain that quality and depth, and that the nature and the proposed cost of such advisory services would be fair and reasonable in light of the services expected to be provided.

The Fund’s performance under the management of the Adviser

The Independent Directors reviewed information pertaining to the performance of the Fund. The data compared the Fund’s performance to the performance of certain other registered investment companies that follow investment strategies similar to those of the Fund as well as its benchmark. The comparative information showed that the performance of the Fund is satisfactory on an overall basis compared to other similar closed-end funds for various periods despite certain periods of lower relative performance against historical peer groups. Based upon their review and consideration of applicable securities price indices, the Independent Directors concluded that the Fund’s investment performance over time has been satisfactory compared to other closed-end funds that focus on investments in energy infrastructure companies and other energy companies, as applicable, and that the Fund has generated strong returns for investors over various periods. The Independent Directors noted that in addition to the information received for the Meeting, the Independent Directors also receive detailed performance information for the Fund at each regular meeting of the Board during the year. The Independent Directors considered the investment performance of one other closed-end investment company managed by the Adviser, but noted that it is not directly comparable. The Independent Directors did not consider the performance of other accounts of the Adviser because there were no accounts similar enough to be relevant for performance purposes.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE
(UNAUDITED)

The reasonability of the management fee and fall-out benefits

The Independent Directors considered the Fund’s management fee under the Agreement in comparison to the management fees of funds within the Fund’s peer group. The Independent Directors also considered the greater risks and burdens associated with managing the Fund compared to private funds and separate accounts. The Adviser’s successful handling of past and recent market downturns and management of related leverage and distribution challenges, the administrative burden resulting from the Fund’s tax complexities, the Fund’s participation in private investments, the Adviser’s long-standing relationships with management teams in the energy sector, and the Adviser’s track record for successful pricing and timing strategies related to capital raising for the Fund were also noted by the Independent Directors as relevant considerations in evaluating the reasonableness of the management fee rate. The Independent Directors also discussed and are comfortable with the different contractual fee rates for the Fund and one other closed-end company managed by the Adviser given differences in strategies and investments, and the relatively stronger and deeper management expertise and resources of the Adviser. Based on those comparisons, the Independent Directors concluded that the management fee for the Fund remains reasonable.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of stockholders

The Independent Directors considered economies of scale that are being enjoyed by stockholders of the Fund. In this regard, they noted the Adviser’s efforts to manage operating expenses, including significant declines in operating expenses over various periods since inception. They further noted that the Fund’s operating expenses decreased by 3 basis points as a percentage of average total assets in 2022 as compared to 2021. The Independent Directors also considered further possible economies of scale that the Adviser could achieve in its management of the Fund. They considered the information provided by the Adviser relating to the Fund’s operating expenses and information comparing the fee rate charged by the Adviser with fee rates charged by other unaffiliated investment advisers to their investment company clients. The Independent Directors considered that the successful completion of the Reorganization had enabled and the Fund to leverage greater economies of scale. The Independent Directors further considered that the proposed Merger would allow stockholders of the Fund to access even greater economies of scale as part of a larger energy infrastructure fund. The Independent Directors also considered the Adviser’s commitment to retaining and growing its robust and high-quality investment team and professional staff devoted to the Fund in a competitive environment for investment and compliance professionals, and in light of reduced management revenues from weaker energy markets. The Independent Directors concluded that the fee structure for the Fund is reasonable in view of the information provided by the Adviser. The Independent Directors then noted that they would continue to monitor and review further growth of the Fund in order to remain comfortable with the fee structure after any applicable future economies of scale.

Conclusion

Based on the review by the Board, including its consideration of each of the factors discussed above and the materials requested from and provided by the Adviser, the Board concluded, in agreement with the recommendation of the Independent Directors, that the Fund and its stockholders received reasonable value in return for the management fees and other amounts paid to the Adviser by the Fund under the Agreement, that stockholders could expect to receive reasonable value in return for the management fees and other amounts proposed to be paid to the Adviser by the Fund under the Agreement and that the approval of the continuation of the Agreement was in the best interests of stockholders of the Fund.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
ADDITIONAL INFORMATION
(UNAUDITED)

ANNUAL CERTIFICATION

The Fund’s Chief Executive Officer has filed an annual certification with the NYSE that, as of the date of the certification, he was unaware of any violation by the Fund of the NYSE’s corporate governance listing standards.

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION

The policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•   without charge, upon request, by calling (877) 657-3863;

•   on the Fund’s website, www.kaynefunds.com; and

•   on the SEC’s website, www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 657-3863, and on the SEC’s website at www.sec.gov (see Form N-PX).

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of each of its fiscal years with the SEC on Form N-PORT and Form N-30B-2. The Fund’s Form N-PORT and Form N-30B-2 are available on the SEC’s website at www.sec.gov. The Fund also makes its quarterly reports available on its website at www.kaynefunds.com.

REPURCHASE DISCLOSURE

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Fund may from time to time purchase shares of its common and preferred stock and its Notes in the open market or in privately negotiated transactions.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
PRIVACY POLICY NOTICE
(UNAUDITED)

This Privacy Notice (“Notice”) provides information about the data that is collected, processed, used, transmitted and stored by KA Fund Advisors, LLC and its affiliates (collectively “we,” “Kayne Anderson” or the “Firm”), and Kayne Anderson’s commitment to appropriately using and protecting the data collected.

Generally speaking, Kayne Anderson collects data about you from the following sources:

•   Information we receive about you on applications or other forms;

•   Information you provide to us orally; and

•   Information about your transactions with us, our affiliates or others.

When you use our services, you acknowledge that you have read and understand the contents of this Notice.

Defining Personal Information

Various laws and regulations use different terms and definitions for information about individuals that is personal and should be protected. Some laws and regulations consider only very limited types of information to be protected and private. Others include much broader categories.

At Kayne Anderson, we have chosen to adopt the broader approach to what information must be protected and kept private. In this notice, “Personal Information” (or “PI”) refers to data that could be used, alone or in combination with other data, to identify you as an individual. It can include name, physical address, email address, IP address, date of birth, social security number, passwords, financial information, and more.

What Personal Information Do We Collect?

Kayne Anderson does not collect more information than is needed to conduct its business and satisfy any associated regulatory requirements. The following are examples of the types of personal information that we may collect:

•   Name, address, phone number and email address;

•   Age, date of birth, occupation and marital status;

•   Personal identifier, depending on your country of residence, such as your Social Security Number; and

•   Financial information, including account balances and assets, and, in certain jurisdictions, representations required under applicable law or regulation concerning your financial resources.

How Do We Collect Information?

When Kayne collects data from you directly, we will provide Kayne Anderson’s contact information and Kayne Anderson’s purpose for collecting and processing the data.

Do We Need Consent to Collect Your Data?

By providing your data, you consent to its collection, processing, use, transfer and storage. Your consent can be withdrawn at any time by providing adequate notice (see below) to Kayne Anderson. However, withdrawing your consent may impact your ability to invest in our funds.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
PRIVACY POLICY NOTICE
(UNAUDITED)

How Do We Use Personal Information?

We use your personal information for a variety of business purposes, including but not limited to, the following:

•   For our everyday business purposes to administer, facilitate and manage your relationship and/or account(s) with Kayne Anderson.

•   To contact you or your designated representative(s) in connection with your relationship and/or account;

•   To monitor and audit compliance with our internal policies and procedures; and

•   To comply with and enforce applicable legal and regulatory requirements.

If your relationship with Kayne Anderson ends, we will continue to treat your personal information, to the extent we retain it, as described in this Notice.

With Whom Do We Share Personal Information?

Privacy is an integral part of the Firm. We do not disclose your personal information to third parties, except as described in this Notice, and never for compensation. Additionally, we will not share your personal information with third parties without your specific consent or unless Kayne Anderson is required or permitted to by law (such as Regulation S-P) and/or government authorities.

Third parties that we share personal information with are required to maintain the confidentiality of such information and are prohibited from using your personal information for purposes other than those that were specified upon receipt of your data. We enter into contractual agreements with all nonaffiliated third parties that prohibit such third parties from disclosing or using the information other than to carry out the purposes for which we disclose the information.

We will not sell your personal information. If we share your personal information with third parties performing services for us, or acting on our behalf, we will not allow them to use your information for other purposes, and we will contractually require them to protect your information.

What Security Measures Do We Have?

Kayne Anderson restricts access to personal information about you to those employees who need to know that information to provide financial products or services to you. Kayne Anderson has physical, electronic and administrative safeguards in place to help protect data from loss, misuse, unauthorized access, disclosure, alteration, and destruction. This includes a dedicated group of information security personnel that design, implement and monitor our information security program.

Please contact us for a copy of Kayne Anderson’s policies for more information on the Firm’s information security practices and procedures.

How Long Do We Retain Personal Information?

We will retain your personal information for the period necessary to fulfill our services and the purposes outlined in this Notice unless a longer retention period is required by law.

How Can You Manage Your Personal Information?

If you would like to request, delete, or update the personal information that you provided us, or exercise any of your data protection rights you may contact us using the contact information below. For your protection, we will need to verify your identity prior to complying with your request. Kayne Anderson does not charge for this service.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
PRIVACY POLICY NOTICE
(UNAUDITED)

Kayne Anderson will make a good faith effort to process your request without undue delay and within the timeframe provided by applicable law. You are also entitled to have Kayne Anderson modify or delete any information that you believe is incorrect or out of date. Kayne Anderson reserves the right to limit or deny access to personal information where providing such information would be unreasonably burdensome or expensive or as otherwise permissible under relevant laws. If Kayne Anderson determines that access cannot be provided in any particular instance, Kayne Anderson will provide the individual requesting access with an explanation of why it has made that determination and a contact point for any further inquiries.

What Rights Do California Clients Have?

Under the California Consumer Privacy Act (CCPA), clients domiciled in California have certain rights with respect to their personal information. In particular, you may have the right to:

•   Request that we disclose, free of charge, the categories and specifics of the PI we collect about you as a California resident (and/or, if applicable, sell or otherwise disclose to a third party for business purposes). Currently, however, Kayne Anderson does not sell personal information.

•   Choose to opt-out of the sale of personal information. Currently, however, Kayne Anderson does not sell personal information.

•   Request that we delete the PI we have collected. Following our verification of the request, we will comply with the request and delete any or all of the PI in our possession that we collected from you and/or any or all such PI in the possession of our service providers, unless otherwise restricted by law or regulation. However, withdrawing your consent for us to collect, process, use, transfer and store your data may impact your ability to invest in our funds.

Non-Discrimination for Exercising Your CCPA Right

We follow the requirements of California Civil Code §1798.125, and will not discriminate against any consumer who exercises the rights under the CCPA. However, withdrawing your consent for us to collect, process, use, transfer and store your data may impact your ability to invest in our funds.

Contact Us

If you have questions, concerns, or suggestions related to our Notice or our privacy practices, contact the Investor Relations Team or Kayne’s Chief Compliance Officer, Michael O’Neil, at:

KA Fund Advisors, LLC
811 Main Street, 14th Floor
Houston, TX 77002

Website: https://www.kaynefunds.com/
Email Address: CEF@kaynecapital.com
Toll Free Phone Number: 877-657-3863

Changes to this Privacy Notice

We reserve the right to update this Notice at any time to reflect changes in our policies concerning the collection and use of personal information.

This Privacy Notice was last revised on January 16, 2020.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
RESULTS OF ANNUAL MEETING OF STOCKHOLDERS
(UNAUDITED)

On April 4, 2023, the Fund held its annual meeting of stockholders where the following matters were approved by stockholders. As of the record date of January 30, 2023 (the “Record Date”), the Fund had 47,197,462 outstanding shares of common stock and 1,659,657 outstanding shares of mandatory redeemable preferred stock, each of which was entitled to cast one vote. Represented in person or by proxy at this meeting were a total of 42,666,808 shares of common stock and mandatory redeemable preferred stock, constituting a quorum.

(i)     The election of William R. Cordes, Barry R. Pearl and Carita S. Walker as directors, each to serve for a term of three years until the Fund’s 2026 annual meeting of stockholders and until their successors are duly elected and qualified.

(a)    The election of Mr. Cordes required the affirmative vote of the holders of a majority of the Fund’s common stock and mandatory redeemable preferred stock outstanding as of the Record Date, voting together as a single class. On this matter, 34,809,283 shares were cast in favor, 7,648,827 shares were cast against, and 208,698 shares abstained in the election of Mr. Cordes.

(b)    The election of Mr. Pearl required the affirmative vote of the holders of a majority of the Fund’s common stock and mandatory redeemable preferred stock outstanding as of the Record Date, voting together as a single class. On this matter, 34,788,143 shares were cast in favor, 7,671,031 shares were cast against, and 207,634 shares abstained in the election of Mr. Pearl.

(c)    The election of Ms. Walker required the affirmative vote of the holders of a majority of the Fund’s common stock and mandatory redeemable preferred stock outstanding as of the Record Date, voting together as a single class. On this matter, 34,689,193 shares were cast in favor, 7,772,458 shares were cast against, and 205,157 shares abstained in the election of Ms. Walker.

As a result of the vote on this matter Mr. Cordes, Mr. Pearl and Ms. Walker were each elected to serve as director of the Fund for a three-year term.

(ii)    The ratification of PricewaterhouseCoopers LLP as the Fund’s independent registered public accounting firm for the fiscal year ending November 30, 2023.

The approval of this proposal required the affirmative vote of a majority of the votes cast by the holders of the Fund’s common stock and mandatory redeemable preferred stock outstanding as of the Record Date, voting together as a single class. For purposes of the vote on this proposal, abstentions and broker non-votes were not counted as votes cast and had no effect on the result of the vote.

On this matter, 39,548,981 shares were cast in favor, 2,741,272 shares were cast against, 376,555 shares abstained, and there were no broker non-votes.

As a result of the vote on this matter, the proposal was approved.

Directors and Corporate Officers

James C. Baker, Jr.	Chairman of the Board of Directors, President and Chief Executive Officer
William H. Shea, Jr.	Lead Independent Director
William R. Cordes	Director
Anne K. Costin	Director
Barry R. Pearl	Director
Albert L. Richey	Director
Carita S. Walker	Director
Caroline A. Winn	Director
Terry A. Hart	Chief Operating Officer and Assistant Secretary
A. Colby Parker	Chief Financial Officer and Treasurer
Michael J. O’Neil	Chief Compliance Officer and Secretary
J.C. Frey	Executive Vice President
Ron M. Logan, Jr.	Senior Vice President
Adriana I. Jimenez	Vice President
Investment Adviser KA Fund Advisors, LLC 811 Main Street, 14th Floor Houston, TX 77002	Administrator Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246
1800 Avenue of the Stars, Third Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219 (888) 888-0317
Custodian JPMorgan Chase Bank, N.A. 383 Madison Avenue, Fourth Floor New York, NY 10179	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 601 S. Figueroa Street, Suite 900 Los Angeles, CA 90017
Legal Counsel Paul Hastings LLP 101 California Street, Forty-Eighth Floor San Francisco, CA 94111

Please visit us on the web at www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Item 2.       Code of Ethics.

Not applicable.

Item 3.       Audit Committee Financial Expert.

Not applicable.

Item 4.       Principal Accountant Fees and Services.

Not applicable.

Item 5.       Audit Committee of Listed Registrants.

Not applicable.

Item 6.       Investments.

(a)     Please see the schedule of investments contained in the KMF Semi-Annual Report for the six months ended May 31, 2023 included under Item 1 of this Form N-CSR.

(b)    Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased(1)	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
December 1-31, 2022	—	—	—	Not applicable
January 1-31, 2023	38,116	$7.80	—	Not applicable
February 1-28, 2023	—	—	—	Not applicable
March 1-31, 2023	—	—	—	Not applicable
April 1-30, 2023	37,476	$7.54	—	Not applicable
May 1-31, 2023	—	—	—	Not applicable
Total	75,592	$7.67	—	—

____________

(1)    Specified shares were purchased in the open market pursuant to the terms of the Registrant’s Automatic Dividend Reinvestment Plan, adopted November 18, 2010.

Item 10.     Submission of Matters to a Vote of Security Holders.

None.

Item 11.     Controls and Procedures.

(a)     The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)), as of a date within 90 days of the filing date of this report and have concluded that the Registrant’s disclosure controls and procedures are effective, as of such date, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)    There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.     Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Registrant did not participate in securities lending activities during the six months ended May 31, 2023.

Item 13.     Exhibits.

(a)(1) Not applicable to semi-annual reports.

(a)(2) Separate certifications of Principal Executive Officer and Principal Financial Officer of the Registrant pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.

(b)    Certification of Principal Executive Officer and Principal Financial Officer of the Registrant pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
Date: July 28, 2023	By:	/s/ James C. Baker, Jr.
James C. Baker, Jr.
Chairman of the Board of Directors, President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Date: July 28, 2023	By:	/s/ James C. Baker, Jr.
James C. Baker, Jr.
Chairman of the Board of Directors, President and Chief Executive Officer
Date: July 28, 2023	By:	/s/ A. Colby Parker
A. Colby Parker
Chief Financial Officer and Treasurer

Exhibit Index

(a)(1) Not applicable to semi-annual reports.

(a)(2) Separate certifications of Principal Executive Officer and Principal Financial Officer of the Registrant pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.

(b)    Certification of Principal Executive Officer and Principal Financial Officer of the Registrant pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.